                  SECURITIES AND EXCHANGE COMMISSION
                       WASHINGTON, D.C.  20549

                   ---------------------------------

                       SCHEDULE 14A INFORMATION
              PROXY STATEMENT PURSUANT TO SECTION 14(a)
                OF THE SECURITIES EXCHANGE ACT OF 1934
                        (AMENDMENT NO. _____)

Filed by the Registrant                   [ X ]
Filed by Party other than the Registrant  [   ]

Check the appropriate box:

[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section  240.14a-11(c) or Section
     240.14a-12

                   ---------------------------------

                         AVECOR CARDIOVASCULAR INC.
              (Name of Registrant as Specified In Its Charter)

  (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

                   ---------------------------------

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1    Title of each class of securities to which transaction applies:

          -----------------------------
     2    Aggregate number of securities to which transaction applies:

          -----------------------------
     3 Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

          -----------------------------
     4    Proposed maximum aggregate value of transaction:

          -----------------------------
     5    Total fee paid:

          -----------------------------

[ ]     Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1  Amount Previously Paid:

        -----------------------------
     2  Form, Schedule or Registration Statement No.:

        -----------------------------
     3  Filing Party:

        -----------------------------
     4  Date Filed:

        -----------------------------

                        AVECOR CARDIOVASCULAR INC.
                           7611 NORTHLAND DRIVE
                      MINNEAPOLIS, MINNESOTA  55428

                          ----------------------

                 NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD MAY 7, 1998

                          ----------------------

TO THE SHAREHOLDERS OF AVECOR CARDIOVASCULAR INC.:

     The Annual Meeting of Shareholders of AVECOR Cardiovascular Inc. (the "Company") will be held on Thursday, May 7, 1998, at 3:30 p.m. local time, at the Minneapolis Marriott City Center Hotel, 30 South Seventh Street, Minneapolis, Minnesota for the following purposes:

     1. To elect four directors to serve for the ensuing year or until their successors are elected and qualified.

     2.   To consider and act upon a proposal to amend the Company's 1991
          Stock Incentive Plan to increase the number of shares of the Company's common stock, $.01 par value per share ("Common Stock"), reserved for issuance under such plan by 450,000 shares, from 1,050,000 shares to 1,500,000 shares.

     3.   To consider and act upon a proposal to amend the Company's
          Employee Stock Purchase Plan to increase the number of shares of Common Stock reserved for issuance under such plan by 125,000 shares, from 100,000 shares to 225,000 shares.

     4. To transact such other business as may be properly brought before the Annual Meeting or any adjournment thereof.

     Only shareholders of record as shown on the books of the Company at the close of business on March 13, 1998 will be entitled to vote at the Annual Meeting or any adjournment thereof.


                              By Order of the Board of Directors

                              /s/ Anthony Badolato

                              Anthony Badolato
                              CHIEF EXECUTIVE OFFICER

March 27, 1998

                        AVECOR CARDIOVASCULAR INC.
                           7611 NORTHLAND DRIVE
                      MINNEAPOLIS, MINNESOTA  55428

                          ----------------------

                           PROXY STATEMENT FOR
                      ANNUAL MEETING OF SHAREHOLDERS
                               MAY 7, 1998

                          ----------------------

                               INTRODUCTION

     The Annual Meeting of Shareholders of AVECOR Cardiovascular Inc. (the "Company") will be held on Thursday, May 7, 1998, at 3:30 p.m. local time, at the Minneapolis Marriott City Center Hotel, 30 South Seventh Street, Minneapolis, Minnesota, or at any adjournment thereof (the "Annual Meeting"), for the purposes set forth in the Notice of Meeting.

     A proxy card is enclosed for your use. You are solicited on behalf of the Board of Directors to MARK, SIGN AND RETURN THE PROXY CARD IN THE ACCOMPANYING ENVELOPE. No postage is required if mailed within the United States. The cost of soliciting proxies, including the preparation, assembly and mailing of the proxies and soliciting material, as well as the cost of forwarding such material to the beneficial owners of Common Stock, will be borne by the Company. Directors, officers and regular employees of the Company may, without compensation other than their regular compensation, solicit proxies by telephone, telegraph or personal conversation. The Company may reimburse brokerage firms and others for expenses in forwarding proxy material to the beneficial owners of Common Stock.

     Any proxy given to this solicitation and received in time for the Annual Meeting will be voted in accordance with the instructions given in such proxy. Any shareholder giving a proxy may revoke it any time prior to its use at the Annual Meeting by giving written notice of such revocation to the Secretary of the Company, by filing a revoking instrument or a duly executed proxy bearing a later date with the Secretary of the Company or by attending the Annual Meeting and voting in person. Proxies that are signed by shareholders but that lack any specific voting instructions will be voted in favor of the proposals set forth in the Notice of Meeting and in favor of the election as directors of each of the nominees listed in this Proxy Statement.

     THE BOARD RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THE APPROVAL OF THE PROPOSALS SET FORTH IN THE NOTICE OF MEETING AND FOR EACH OF THE NOMINEES NAMED HEREIN.

     The Company expects that this Proxy Statement, the Proxy and Notice of Meeting will first be mailed to shareholders on or about March 27, 1998.

                              VOTING OF SHARES

     The close of business on Friday, March 13, 1998 has been fixed by the Board of Directors of the Company (the "Board") as the record date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting. On March 13, 1998, the Company had outstanding 8,020,562 shares of Common Stock, $.01 par value (the "Common Stock"), each such share entitling the holder thereof to one vote in person or by proxy on each matter to be voted on at the Annual Meeting, voting together as a single class.

     The presence at the Annual Meeting, in person or by proxy, of the holders of a majority of the outstanding shares of Common Stock entitled to vote at the meeting is required for a quorum for the transaction of business. In general, shares of Common Stock represented by a properly signed and returned proxy card will be counted as shares present and entitled to vote at the meeting for purposes of determining a quorum, without regard to whether the card reflects abstentions (or is left blank) or reflects a "broker non-vote" on a matter (i.e., a card returned by a broker on behalf of its beneficial owner customer that is not voted on a particular matter because voting instructions have not been received and the broker has no discretionary authority to vote).

     The election of a nominee for director and the approval of each of the other proposals described in this Proxy Statement require the approval of a majority of the shares present and entitled to vote in person or by proxy on that matter (and at least a majority of the minimum number of votes necessary for a quorum to transact business at the Annual Meeting). Shares represented by a proxy card voted as abstaining on any of the proposals will be treated as shares present and entitled to vote that were not cast in favor of a particular matter, and thus will be counted as votes against that matter. Shares represented by a proxy card including any broker non-vote on a matter will be treated as shares not entitled to vote on that matter, and thus will not be counted in determining whether that matter has been approved.


                        SECURITY OWNERSHIP OF CERTAIN
                       BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth as of February 2, 1998 (except as otherwise indicated below) information regarding the beneficial ownership of Common Stock of the Company by (a) each shareholder who is known by the Company to own beneficially more than 5% of the outstanding Common Stock, (b) by each director and each nominee, (c) by each executive officer named in the Summary Compensation Table below, and (d) by all executive officers and directors of the Company as a group.

                                              SHARES OF COMMON STOCK
                                              BENEFICIALLY OWNED (1)(2)
NAME AND ADDRESS                              -------------------------
OF BENEFICIAL OWNER                            AMOUNT      PERCENT OF CLASS
-------------------                           ----------   ----------------
LeRoy C. Kopp,
Kopp Holding Company and                       1,404,530             17.5%
Kopp Investment Advisors, Inc. (3)
  7701 France Avenue South, Suite 500
  Edina, MN  55435


Chancellor LGT Asset Management, Inc.,
Chancellor LGT Trust Company and               1,182,800             14.7%
LGT Asset Management, Inc. (4)
  1166 Avenue of the Americas,
  New York, New York  10036


Anthony Badolato (5)                             359,241              4.5%

Edward E. Strickland (6)                         393,241              4.9%

David W. Stassen (7)                              21,000               *

J. Gordon Wright (8)                              20,850               *

Gregory J. Melsen (9)                             45,157               *

Allan R. Seck                                    300,241              3.7%

William S. Haworth (10)                           55,351               *

All executive officers and directors
as a Group (7 persons) (5)(6)(7)(8)(9)(10)     1,195,081             14.7%


-----------------------
 *   Less than 1% of the outstanding shares.

(1) Unless otherwise noted, each of the shareholders listed in the table possesses sole voting and investment power with respect to the shares indicated.

(2) Shares not outstanding but deemed beneficially owned by virtue of the right of a person or member of a group to acquire them within 60 days are treated as outstanding only when determining the amount and percent owned by such person or group. As of February 2, 1998, there were 8,020,562 shares of Common Stock outstanding.

(3) Reflects shares beneficially owned as of December 31, 1997, based upon a joint Schedule 13G filed with the Securities and Exchange Commission on February 9, 1998 by Kopp Investment Advisors, Inc. ("KIA") on behalf of KIA, Kopp Holding Company and Mr. Kopp. KIA is a wholly-owned by Kopp Holding Company which is in turn wholly-owned by Mr. Kopp. KIA has sole voting power as to 377,000 of such shares, sole investment power as to 172,500 shares and shared investment power as to 1,222,030 of such shares. By virtue of their control of KIA, Kopp Holding Company and Mr. Kopp are deemed to be the beneficial owners of the shares beneficially owned by KIA. Of the shares indicated, Mr. Kopp has sole voting and investment power as to 10,000 shares, in addition to the voting and investment power attributed to Mr. Kopp by virtue of his control over KIA.

(4) Reflects shares beneficially owned as of December 31, 1997, based upon a Schedule 13G filed with the Securities and Exchange Commission on February 6, 1998 on behalf of Chancellor LGT Asset Management, Inc. and Chancellor LGT Trust Company, as investment advisors for various fiduciary accounts, and LGT Asset Management, Inc. as the holding company for Chancellor LGT Asset Management, Inc. Chancellor LGT Asset Management, Inc. and Chancellor LGT Trust Company have sole voting and investment power with respect to all of the shares shown. The address of LGT Asset Management, Inc. is 50 California Street, San Francisco, CA 94111.

(5) Includes 184,450 shares beneficially owned by the Badolato Family Limited Partnership, as to which Mr. Badolato disclaims beneficial ownership. Mr. Badolato is a general partner of the Badolato Family Limited Partnership.

(6) Includes 150,000 shares beneficially owned by the Strickland Family Limited Partnership, as to which Mr. Strickland disclaims beneficial ownership. Mr. Strickland is a general partner of the Strickland Family Limited Partnership. Also includes 10,500 shares Mr. Strickland has the right to acquire within 60 days upon the exercise of options. Mr. Strickland's address is 7611 Northland Drive, Minneapolis, MN 55428.

(7) Includes 10,500 shares Mr. Stassen has the right to acquire within 60 days upon the exercise of options.

(8) Includes 7,000 shares Mr. Wright has the right to acquire within 60 days upon the exercise of options.

(9) Includes 43,750 shares Mr. Melsen has the right to acquire within 60 days upon the exercise of options.

(10) Includes 43,750 shares Mr. Haworth has the right to acquire within 60 days upon the exercise of options.


                               ELECTION OF DIRECTORS

NOMINATION

     The Bylaws of the Company provide that the Board shall consist of one (1) or more members, with the number of directors determined by the Board or by the shareholders at a regular meeting. The number of directors is currently set at four (4).

     The Board has nominated the four (4) individuals below to serve as directors of the Company until the next annual meeting of the shareholders or until their respective successors have been elected and qualified. All of the nominees are current members of the Board.

     The Board recommends a vote FOR the election of each of the nominees listed below. The election of a nominee requires the affirmative vote of a majority of the shares of Common Stock voting in person or by proxy for directors at the Annual Meeting, and at least a majority of the minimum number of votes necessary for a quorum to transact business at the Annual Meeting. In the absence of other instructions, the proxies will be voted FOR each of the individuals named below. If prior to the Annual Meeting the Board should learn that any nominee will be unable to serve by reason of death, incapacity or other unexpected occurrence, the proxies that would have otherwise been voted for such nominee will be voted for a substitute nominee as selected by the Board. Alternatively, the proxies may, at the Board's discretion, be voted for such fewer number of nominees as results from such death, incapacity or other unexpected occurrence. The Board has no reason to believe that any of the nominees will be unable to serve.

INFORMATION ABOUT NOMINEES

     The following information has been furnished to the Company as of February 2, 1998 by the respective nominees for director.



Name of Nominee      Age   Principal Occupation     Director Since
---------------      ---   --------------------     --------------
Anthony Badolato      60   Chairman of the Board    1991
                           and Chief Executive
                           Officer of the Company


Edward E. Strickland  71   Independent Financial    1991
                           Consultant

David W. Stassen      46   President of Sulzer      1992
                           Spine-Tech, Inc.


J. Gordon Wright      51   Managing Director of     1996
                           Caledonian Medical
                           Limited

OTHER INFORMATION ABOUT NOMINEES


     ANTHONY BADOLATO. Mr. Badolato is a founder of the Company and has served as a director and Chief Executive Officer of the Company since April 1991. Mr. Badolato was elected as Chairman of the Board of the Company in May 1997. From April 1991 through January 1996, Mr. Badolato also served as President of the Company. From January 1989 through September 1990, Mr. Badolato was Vice President-Research and Development and Manufacturing of Bio-Medicus, Inc. ("Bio-Medicus"), a specialty cardiovascular products company. From 1969 to December 1988, Mr. Badolato was employed by Johnson & Johnson, a global health care company. While employed by Johnson & Johnson, Mr. Badolato was employed by the Cardiovascular Division in various research and development and manufacturing positions over a period of 12 years, including Director of Research and Development from 1979 to 1988.

     EDWARD E. STRICKLAND. Mr. Strickland is a founder of the Company and has served as a director since 1991. Mr. Strickland has been an independent financial consultant for more than six years. Since January 1991, Mr. Strickland has been Chairman of the Board of Directors of Reuter Manufacturing, Inc., formerly Green Isle Environmental Services, Inc. ("Green Isle"), a precision manufacturer of medical devices and other instruments. From October 1990 through January 1991, Mr. Strickland served on the Executive Committee of the Board of Directors of Green Isle, which performed the duties of the Chief Executive Officer of Green Isle. Mr. Strickland also serves as a director of Bio-Vascular, Inc., Vital Images, Inc., Hector Communications Corp., Communications Systems Inc. and Quantech, Ltd.

     DAVID W. STASSEN. Mr. Stassen became a director of the Company in January 1992 and was originally designated by St. Paul Fire and Marine Insurance Company ("St. Paul") pursuant to a provision in the Company's then existing Articles of Incorporation entitling St. Paul to designate one director (which provision has since expired). Mr. Stassen has been the President of Sulzer Spine-Tech, Inc., formerly Spine-Tech, Inc., a manufacturer of surgical products and instruments, since June 1992.
From January 1990 to June 1992, Mr. Stassen was the Executive Vice
President of St. Paul Venture Capital, Inc., a venture capital company.
From January 1980 to December 1989, Mr. Stassen was Vice President of
North Star Ventures, Inc., a privately held Minnesota-based venture capital fund. Mr. Stassen also serves as a director of Sulzer
Spine-Tech, Inc. and RSI Systems, Inc.


     J. GORDON WRIGHT. Mr. Wright has served as a director of the Company since 1996. Mr. Wright is the founder and Managing Director of Caledonian Medical Limited, a distributor of medical devices and provider of contract ethylene oxide sterilization, microbiology and laboratory support services located in Strathclyde, Scotland. Mr. Wright has been employed by Caledonian Medical Limited since the company's formation in 1991, and has 25 years of experience in the manufacture and distribution of medical devices, including oxygenators, heart valves and implantable defibrilators. Mr. Wright is also a co-founder and Chairman of AorTech Europe Limited, a mechanical heart valve manufacturer, and a related holding company, AorTech International plc.

ADDITIONAL INFORMATION ABOUT THE BOARD AND ITS COMMITTEES

     Standing committees of the Board of Directors include the Audit Committee and Compensation Committee.

     THE AUDIT COMMITTEE. The Audit Committee is responsible for matters related to accounting policies and practices, financial reporting and internal controls. The Audit Committee reviews with representatives of the Company's independent auditors the scope of the audit of the Company's financial statements, the results of audits, audit fees and any recommendations with respect to internal controls and financial matters. The Audit Committee consists of Messrs. Strickland and Wright. In December, 1997 the Audit Committee met to review the 1996 audit, the Company's accounting policies and the scope of the 1997 audit.

     THE COMPENSATION COMMITTEE. The Compensation Committee reviews general programs of compensation and benefits for all employees of the Company, makes recommendations to the Board concerning such matters as compensation to be paid to the Company's officers and directors and administers the Company's 1991 Stock Incentive Plan, as amended (the "1991 Plan"), Employee Stock Purchase Plan (the "Purchase Plan") and 1995 Non-Employee Director Option Plan (the "Director Plan"). The Compensation Committee consists of Messrs. Strickland and Stassen. The Compensation Committee met once and took action by written consent fifteen times during 1997. These written actions were taken to make grants of stock options to the employees of the Company, with the majority of such grants being made to new employees.

     The Company's Board of Directors met four times during fiscal 1997. All of the directors attended 75% or more of the combined total number of meetings of the Board of Directors and committees on which they served during 1997.

DIRECTOR COMPENSATION

     DIRECTORS' FEES. Directors who are employees of the Company receive no separate compensation for their services as directors. Non-employee directors of the Company currently receive a retainer of $1,000 per month and compensation of $750 for each Board meeting attended in person. Directors are also reimbursed for travel and lodging expenses incurred while attending Board meetings or otherwise engaging in Company business. Committee members do not receive any additional compensation by reason of their service on such committee(s).

     STOCK-BASED COMPENSATION. On August 1, 1995, the Board adopted the Director Plan, which was approved by the shareholders at the Company's 1996 annual meeting.

     The Director Plan provides that each non-employee director serving on the Board on, or appointed or elected to the Board after, August 1, 1995 will be granted, on a one-time basis, an option to purchase 10,500 shares of Common Stock upon such non-employee director's Initial Election. "Initial Election" means, in the case of a non-employee director serving on the Board as of August 1, 1995, such date, or, in the case of a non-employee director elected or appointed to the Board after August 1, 1995, the date on which such director is first elected or appointed. In addition, each non-employee director who continues to serve the Company in such capacity will be granted an option to purchase 3,500 shares of Common Stock at the conclusion of each annual meeting of the Company's shareholders occurring after the second anniversary of his or her Initial Election.

     Options granted in connection with a non-employee director's Initial Election become exercisable in equal one-third increments on the date of Initial Election and the first and second anniversary of the date of Initial Election. Options granted in connection with an annual meeting become exercisable in full on the first anniversary of the date of grant. Options under the Director Plan have an exercise price per share equal to 100% of the fair market value of one share of Common Stock on the date of grant. Each option expires and remains exercisable until the tenth anniversary after its date of grant. Pursuant to the Director Plan, an option will become immediately and fully exercisable for a period of three months after the termination of service of a non-employee director as a director of the Company, except that, if termination of service is due to death, disability or retirement, an option will remain exercisable for a period of one year, but never beyond the option's original term. In the event of a change in control of the Company, the Director Plan provides that all options will become immediately and fully exercisable for the remainder of their respective terms.

     On December 11, 1997, the Company granted to each non-employee director options to purchase 15,000 shares of Common Stock under the Company's 1991 Plan. This grant is subject, however, to shareholder approval at the Annual Meeting of the proposal to increase the number of shares issuable under the 1991 Plan. See "New Plan Benefits."

                               EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

     The following table sets forth the cash and non-cash compensation paid or earned during 1997, 1996 and 1995 by the Chief Executive Officer of the Company and the three other most highly compensated executive officers of the Company whose salary and bonus exceeded $100,000 for 1997.

                             SUMMARY COMPENSATION TABLE


                                                                                LONG-TERM
                                                                               COMPENSATION
                                                 ANNUAL COMPENSATION             AWARDS
                                                 -------------------          -------------
                                                                OTHER ANNUAL    SECURITIES       ALL OTHER
NAME AND                                                        COMPENSATION    UNDERLYING      COMPENSATION
PRINCIPAL POSITION            YEAR     SALARY ($)   BONUS ($)     ($)(1)        OPTIONS (#)        ($)(2)
------------------            ----     ----------   ---------   ------------   -------------    ------------
Anthony Badolato              1997      $175,000           $0         $6,000       50,000 (3)         $216
CHAIRMAN OF THE BOARD AND     1996       164,000            0          6,000            0              194
CHIEF EXECUTIVE OFFICER       1995       140,000       57,000          6,000            0              194

Gregory J. Melsen             1997      $135,000           $0         $6,000       55,000             $201
VICE PRESIDENT - FINANCE,     1996       110,000            0          6,000       75,000              147
AND TREASURER AND CHIEF       1995           ---          ---            ---          ---              ---
FINANCIAL OFFICER

Allan R. Seck                 1997      $130,000           $0         $6,000       30,000             $184
VICE PRESIDENT - MARKETING    1996       120,000            0          6,000            0              822
AND SALES                     1995       120,000       40,000          6,000            0              546

William S. Haworth            1997      $125,000           $0         $6,000       25,000             $190
VICE PRESIDENT -              1996       125,000            0          6,000       40,000              130
ENGINEERING                   1995       110,000       20,000          6,000            0              130




(1) "Other Annual Compensation" paid to each named executive officer is comprised entirely of automobile expense.

(2) "All Other Compensation" paid to Messrs. Badolato, Melsen and Haworth is comprised entirely of term life insurance premiums paid by the Company. "All Other Compensation" paid to Mr. Seck is comprised of matching contributions to the Company's 401(k) plan of $638 and $362 in 1996 and 1995, respectively, and term life insurance premiums of $184 paid by the Company in each year reported.

(3) Includes 5,000 shares of Common Stock which are subject to shareholder approval at the Annual Meeting of the proposal to increase the number of shares issuable under the 1991 Plan. See "New Plan Benefits."

OPTION GRANT AND EXERCISE TABLES

     The following tables provide information for the year ended December 31, 1997 as to individual grants and aggregate exercises of options to purchase shares of the Company's Common Stock by each of the executive officers named in the Summary Compensation Table above and the potential realizable value of the options held by such persons at December 31, 1997.

                         OPTION GRANTS IN LAST FISCAL YEAR




                             INDIVIDUAL GRANTS
                    ----------------------------------
                      NUMBER OF
                      SECURITIES      PERCENT OF TOTAL
                      UNDERLYING       OPTIONS GRANTED
                    OPTIONS GRANTED   TO EMPLOYEES IN   EXERCISE OR BASE   EXPIRATION   GRANT DATE PRESENT
NAME                   (#)(1)           FISCAL YEAR      PRICE ($/sh)         DATE          VALUE ($)(2)
----                ---------------   ----------------  ----------------   -----------  ------------------
Anthony Badolato        50,000 (3)           16%               $7.13         12/11/07         $202,000

Gregory J. Melsen       25,000                9%              $11.25          3/20/02         $135,000
                        30,000               10%                7.13         12/11/07          134,000

Allan R. Seck           30,000               10%               $7.13         12/11/07         $134,000

William S. Haworth      25,000                9%               $7.13         12/11/07         $112,000



(1) All options granted to the executives indicated were granted under the 1991 Plan at the fair market value of the Company's Common Stock on the date of grant as reported on the Nasdaq National Market. All stock options indicated will become exercisable at the rate of one quarter of the number of shares underlying the option on each of the four anniversaries of the date of grant. In the event of a "change in control," as defined in the 1991 Plan, all outstanding options become immediately exercisable in full and will remain so for the remainder of their term regardless of whether the holder remains in the employ or service of the Company.

(2) Represents the present value of the options granted on the date of grant using the Black-Scholes option pricing model, which requires the assumption of certain values. In calculating the values shown, the Company assumed annualized volatility of the price of Common Stock of 50%, time of exercise or option life ranging from 4.3 to 8 years, and risk-free interest rates ranging from 5.8% to 6.6%, determined from market information as of the respective dates of grant. No adjustments were made for the non-transferability or risk of forfeiture of the options, and, because the Company has historically not paid dividends on Common Stock, no yield on Common Stock was assumed. There can be no assurance that these assumptions will prove true in the future. The actual value, if any, that an executive may realize will depend on the excess of the market price of Common Stock over the exercise price on the date the option is exercised, which may vary from the theoretical value indicated in the table.

(3) Includes 5,000 shares of Common Stock which are subject to shareholder approval at the Annual Meeting of the proposal to increase the number of shares issuable under the 1991 Plan. See "New Plan Benefits."

             AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                   AND FISCAL YEAR-END OPTION VALUES



                                                                       NUMBER OF SECURITIES           VALUE OF UNEXERCISED
                                                                      UNDERLYING UNEXERCISED       IN-THE-MONEY OPTIONS AT
                                                                    OPTIONS AT FISCAL YEAR END         FISCAL YEAR END
                                                                               (#)                           ($)(1)
                                                                    ---------------------------   --------------------------
                        SHARES ACQUIRED
         NAME             ON EXERCISE (#)   VALUE REALIZED ($)      EXERCISABLE   UNEXERCISABLE   EXERCISABLE  UNEXERCISABLE
         ----           -----------------   ------------------      -----------   -------------   -----------  -------------
Anthony Badolato                      0                 $0                   0         50,000 (2)            $0             $0

Gregory J. Melsen                     0                 $0              18,750        111,250             $0             $0

Allan R. Seck                         0                 $0                   0         30,000             $0             $0

William S. Haworth                8,000            $59,000              36,000         59,000             $0             $0



(1) The exercise price of all options outstanding exceeded the closing price of the Common Stock of $6.38 per share on December 31, 1997, as reported by the Nasdaq National Market.

(2) Includes 5,000 shares of Common Stock which are subject to shareholder approval at the Annual Meeting of the proposal to increase the number of shares issuable under the 1991 Plan. See "New Plan Benefits."

MANAGEMENT AGREEMENTS

     CONFIDENTIALITY AGREEMENTS. Each of the executive officers named in the Summary Compensation Table above has entered into an Agreement Regarding Non-Disclosure of Confidential Information, Non-Competition and Ownership of Intellectual Property with the Company. In addition to certain confidentiality and non-disclosure obligations, these agreements provide that the named executive officer will not participate in or support the manufacture, invention, development, sale, solicitation of sale, marketing, testing, research or other business aspect of any product competitive with the Company's actual or projected products during the named executive officer's term of employment and for a period of two (2) years thereafter (or, if employed by the Company for less than two years, the period of such employment or one (1) year, whichever is greater).

     In consideration for the agreement of each named executive officer not to compete with the Company, the Company has agreed to pay each executive, on a monthly basis, 75% of such executive's average monthly base salary (or, in the case of Messrs. Badolato or Seck, the greater of $6,250 or 75% of such executive's average monthly base salary), less any compensation which such executive has an unqualified right to receive, should such executive's employment with the Company be terminated. These payments commence with the fourth month after termination and are conditioned on efforts by the executive to seek employment consistent with the executive's education, abilities and experience and which would not violate the non-competition provisions. The payments continue until the earlier of the expiration or waiver by the Company of the non-competition provision or the failure by the executive to fulfill the conditions to such payments.

     CHANGE IN CONTROL AGREEMENTS. In April 1996, the Company entered into Change in Control letter agreements ("Change in Control Agreements") with each of the executive officers named in the

Summary Compensation Table above. Under the Change in Control Agreements, an executive of the Company is entitled to receive certain benefits if, within twelve months after a "change in control," the executive is terminated by the Company for any reason other than death, disability, retirement or "cause" (as defined in the Change in Control Agreement) or leaves voluntarily for a "good reason" (which includes adverse changes in the executive's status or position, reduction in base salary, material adverse changes in benefit plans or relocation). In such a case, the Company (or its successor) would be required to make a lump-sum cash payment to the executive in an amount equal to twenty four (24) times the executive's "highest monthly compensation."
For purposes of the Change in Control Agreements, "highest monthly compensation" is defined as one-twelfth of the highest amount of the executive's compensation for any 12 consecutive calendar month-period during the 36 consecutive calendar-month period prior to the month of the executive's termination. The executive would also be entitled to continued coverage under the Company's welfare plans for up to 24 months.

     A "change in control" for purposes of the Change in Control Agreements is defined to include (a) a transfer of substantially all of the Company's assets;
(b) approval by the stockholders of the Company of any plan or proposal for liquidation or dissolution of the Company; or (c) a change in control of a nature that would be required to be reported to the Securities and Exchange Commission in response to Item 1(a) of Form 8-K. Additionally, the Change in Control Agreements provide that, without limitation, a "change in control" will be deemed to have occurred at such time as (i) any person or group becomes the beneficial owner of 50% or more of the voting power of the Company's outstanding voting stock ordinarily entitled to vote at elections of directors; or (ii) the "incumbent board" (generally defined as the current directors and their future nominees) cease to constitute a majority of the Board. The Change in Control Agreements are designed to attract and retain valued executives of the Company and to ensure that the performance of these executives is not undermined by the possibility, threat or occurrence of a change in control.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     The Compensation Committee of the Board of Directors makes recommendations to the Board of Directors concerning the compensation of the Company's executive officers and directors, and acts on such other matters relating to their compensation as it deems appropriate. In addition, the Compensation Committee administers the Company's stock-based compensation plans, including the 1991 Plan, pursuant to which incentive stock options, non-statutory stock options, restricted stock awards and stock bonuses may be granted to eligible key employees, officers, directors and consultants of the Company.

     COMPENSATION PHILOSOPHY AND OBJECTIVES. The philosophy underlying the decisions and recommendations of the Compensation Committee is to recognize and reward results and achievement at the individual and Company level by linking compensation to such achievement. Consistent with this philosophy, the Compensation Committee has set the following objectives for the Company's executive compensation program:

     - Encourage the achievement of desired individual and Company performance goals by rewarding such achievements.

     - Provide a program of compensation that is competitive with comparable companies to enable the Company to attract and retain key executive talent.

     - Align the interests of the Company's executives with the interests of its shareholders by linking compensation to the Company's performance and by providing the Company's executives with long-term opportunities for stock ownership.


     In determining its recommendations as to the compensation of the Company's executives, the Compensation Committee considers factors such as Company performance, both in isolation and in comparison to companies of comparable profitability, complexity and size; the individual performance of each executive officer; historical compensation levels at the Company; the overall competitive environment for executives and the level of compensation necessary to attract and retain the level of key executive talent desired by the Company. In analyzing these factors, the Compensation Committee may from time to time review competitive compensation data gathered in comparative surveys or collected by independent consultants.

     EXECUTIVE COMPENSATION PROGRAM COMPONENTS. The Company's executive compensation program consists of base salary, annual cash incentive compensation opportunities, and long-term incentive opportunities under the 1991 Plan. Each element of the compensation program is discussed in greater detail below.

          BASE SALARY. The base salary of the executive officers of the Company, including the Chief Executive Officer, is determined annually by the Compensation Committee and ratified by the Board of Directors after considering the compensation levels of personnel with similar responsibilities at comparable companies in the medical device industry, the potential impact of the individual on the Company's performance, the level of skill, responsibility and experience required by the individual's position and the other factors described above. Decisions concerning the salaries of executive officers are made by the Compensation Committee after a process that includes a review of the Chief Executive Officer's recommendations with regard to the salaries of all executives officers other than the Chief Executive Officer. Base salaries are determined for each year prior to the beginning of the year.

          For 1997, the base salaries of Messrs. Badolato, Melsen and Seck were increased after an assessment of the foregoing factors by the Compensation Committee, as well as an assessment of comparative data relating to compensation of chief executive officers, chief financial officers, and vice presidents of sales and marketing, respectively. The increase in Mr. Melsen's base salary for 1997 was made after also considering his responsibilities and contributions during his first year with the Company. The increase in Mr. Seck's base salary for 1997 was made after also considering that his base salary for 1996 remained unchanged from his base salary for 1995.

          ANNUAL CASH BONUSES. The Compensation Committee utilizes annual cash bonuses to provide a direct financial incentive to the Company's executive officers. Under the executive officer bonus program administered by the Compensation Committee, an executive may receive a bonus ranging from 0% to 40% of such executive's base salary, with the amount of potential bonus determined by achievement of budgeted pre-tax income target levels for the fiscal year. It is the objective of the Compensation Committee to link such bonuses to the financial and overall performance of the Company, the achievement of desired individual performance goals and the competitive levels of bonuses at comparable companies. Based upon these factors, and, in particular, upon the Company's financial performance during 1997, no bonuses were paid to or accrued for any of the Company's executive officers for 1997.

          LONG-TERM INCENTIVE COMPENSATION. The Compensation Committee makes long-term incentive compensation available to the Company's executive officers through its administration of the 1991 Plan, as discussed above. The purpose of the 1991 Plan is to advance the interests of the Company and its shareholders by enabling the Company to attract and retain persons of ability to perform services for the Company, including persons performing services to the Company as executive officers. The 1991 Plan provides an incentive to such persons through equity participation in the Company and by rewarding such persons who contribute to the Company's achievement of its financial objectives. During 1997, Mr. Seck, Mr. Melsen and Mr. Haworth were each granted options under the 1991 Plan. In December 1997, the Company also granted Mr. Badolato options to purchase 50,000 shares of Common Stock with options to purchase 5,000 of such shares granted subject to shareholder approval at the Annual Meeting of the proposal to increase the number of shares issuable under the 1991 Plan. The options provided to the named executives were granted in lieu of base compensation increases for 1998 and to provide adequate incentive to such executives both to remain with the Company and to assist the Company in achieving its long-term strategies.

     SECTION 162(m). Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), limits the deductibility of certain compensation paid to the chief executive officer and each of the four other most highly compensated executives of a publicly held corporation to $1,000,000. In 1997, the Company did not pay "compensation" within the meaning of Section 162(m) to such executive officers in excess of $1,000,000, and does not believe it will do so in the near future. Therefore, the Company does not have a policy at this time regarding qualifying compensation paid to its executive officers for deductibility under Section 162(m), but will formulate such a policy if compensation levels ever approach $1 million.

                              COMPENSATION COMMITTEE

                              Edward E. Strickland, CHAIRMAN
                              David W. Stassen

COMPARATIVE STOCK PERFORMANCE

     The graph below compares the cumulative total shareholder return on the Company's Common Stock to the total cumulative return on the Nasdaq Market Index and an industry index based on Standard Industrial Code 3841 (Surgical and Medical Instruments and Apparatus) during the period from December 31, 1992, to December 31, 1997. The graph assumes a $100 investment in Common Stock, the Nasdaq Market Index and the industry index on December 31, 1992 and the reinvestment of all dividends.


      Date              Company       SIC Index   Nasdaq Market Index
 December 31, 1992      100.00         100.00         100.00
 December 31, 1993      148.98          73.02         119.95
 December 31, 1994      136.73          84.02         125.94
 December 31, 1995      289.80         143.34         163.35
 December 31, 1996      200.00         156.11         202.99
 December 31, 1997      104.08         181.09         248.30



PROPOSAL TO AMEND THE COMPANY'S 1991 STOCK INCENTIVE PLAN

INTRODUCTION

     The Company's 1991 Plan was first approved by the Board of Directors of the Company in April 1991 and adopted by the Company's shareholders in June 1991.
In January, 1996, the Board amended the 1991 Plan to increase the number of shares of Common Stock reserved for issuance under the 1991 Plan from 750,000 shares to 1,050,000 shares, which amendment was approved by the shareholders in May, 1996. The 1991 Plan, as amended, currently provides for the grant to eligible key employees, officers, directors and consultants of the Company of stock options ("Options"), including both incentive stock options ("Incentive Options") and non-statutory stock options ("Non-Statutory Options"), Restricted Stock Awards and Stock Bonuses. Options, Restricted Stock Awards and Stock Bonuses are collectively referred to herein as "Incentive Awards."

     On December 11, 1997, the Board again amended the 1991 Plan, subject to shareholder approval, to increase the number of shares of Common Stock reserved for issuance under the 1991 Plan by 450,000 shares, from 1,050,000 shares to 1,500,000 shares. The Company's shareholders are being asked to approve this amendment at the Annual Meeting.

REASONS FOR AMENDMENT

     The increase in the number of shares of Common Stock reserved for issuance under the 1991 Plan from 1,050,000 shares to 1,500,000 shares is necessary to permit the Company to continue the operation of the 1991 Plan for the benefit of new participants, as well as to allow additional awards to current participants in the 1991 Plan. As of December 31, 1997, the Company had issued options to purchase an aggregate of 1,030,000 shares of Common Stock under the 1991 Plan. Further, the Board has granted Options to purchase an aggregate of 50,000 shares of Common Stock under the 1991 Plan, subject to shareholder approval of this proposal. See "New Plan Benefits" below. If this proposal is approved, 420,000 shares of Common Stock will be available for future grants under the 1991 Plan.

SUMMARY OF THE 1991 PLAN

     The major features of the 1991 Plan are summarized below, which summary is qualified in its entirety by the actual text of the 1991 Plan. The Company will furnish without charge a copy of the 1991 Plan to any shareholder of the Company as of March 13, 1998, upon receipt from any such person of an oral or written request for the 1991 Plan. Such request should be sent to the Company at AVECOR Cardiovascular Inc., 7611 Northland Drive, Minneapolis, Minnesota 55428, Attn:
Shareholder Relations, or made by telephone at (612) 391-9000.

     GENERAL. The purpose of the 1991 Plan is to advance the interests of the Company and its shareholders by enabling the Company to attract and retain persons of ability to perform services for the Company by providing an incentive to such persons through equity participation in the Company and rewarding such persons who contribute to the achievement of the Company's economic objectives. All employees (including officers and directors who are also employees) and all non-employee consultants and directors of the Company or any subsidiary are eligible to participate in the 1991 Plan. As of December 31, 1997 approximately 350 individuals were eligible to participate in the 1991 Plan.

     The 1991 Plan, as amended, currently provides for the granting of Incentive Awards covering up to an aggregate of 1,500,000 shares of Common Stock to eligible persons. The Board may amend the

1991 Plan in any respect without shareholder approval, unless shareholder approval is required by Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or any successor rule, the rules of the Nasdaq National Market or Section 422 of the Code. The 1991 Plan terminates on April 11, 2001 and may be terminated before that date by action of the Board. Termination of the 1991 Plan by action of the Board will not impair any outstanding Incentive Awards except that the Board may continue to take any appropriate action with regard to adjustments to Incentive Awards or upon a Change in Control, as described below.

     ADMINISTRATION. The 1991 Plan is currently administered by the Compensation Committee of the Board of Directors. The Compensation Committee has the authority to (a) select the eligible recipients who will be granted one or more Incentive Awards under the 1991 Plan ("Participants"); (b) determine the nature and extent of the Incentive Awards to be made to each Participant (including the number of shares of Common Stock to be subject to each Incentive Award, any exercise price and the manner in which Incentive Awards will vest or become exercisable); (c) determine the time or times at which the Incentive Awards are to be granted; (d) determine the duration of each Incentive Award;
(e) determine the restrictions and other conditions to which the payment or vesting of Incentive Awards may be subject; and (f) fix such other provisions of the Incentive Awards as the Compensation Committee deems necessary or desirable in accordance with the terms of the 1991 Plan. The Compensation Committee also determines the form of the agreements with Participants which evidence the particular terms, conditions, rights and duties with respect to Incentive Awards granted pursuant to the 1991 Plan. The Compensation Committee may modify the terms of an outstanding Incentive Award in any manner (with the consent of the affected Participant for most modifications) as long as the modified terms are permitted by the 1991 Plan as then in effect.

     TYPES OF INCENTIVE AWARDS AVAILABLE. Options must be granted with an exercise price equal to at least the fair market value of the Common Stock on the date of grant (85% of the fair market value with respect to Non-Statutory Options). Fair market value of the Common Stock is the average of the high and low prices of the Common Stock, as reported on the Nasdaq National Market on the applicable date. On March 13, 1998, the last sale price of the Common Stock was $7.125 per share, as reported on the Nasdaq National Market. Generally, Options will have a maximum term fixed by the Compensation Committee, not to exceed 10 years from the date of grant. The aggregate fair market value of shares of Common Stock with respect to which Incentive Options (within the meaning of Section 422 of the Code) become exercisable for the first time by a participant during any calendar year may not exceed $100,000. The exercise price of Options must be paid in cash, except that the Compensation Committee may allow payment to be made (in whole or in part) by delivery of a "broker exercise notice" (pursuant to which the broker or dealer is instructed to sell enough shares or loan the optionee enough money to pay the exercise price and to remit such sums to the Company) or promissory note or by transfer of shares of Common Stock (either previously owned by the optionee or to be acquired upon Option exercise).

     A Restricted Stock Award is an award of Common Stock that vests at such times and in such installments as may be determined by the Compensation Committee and, until it vests, is subject to restrictions on transferability and the possibility of forfeiture. The Compensation Committee may impose such restrictions or conditions to the vesting of Restricted Stock Awards as it deems appropriate. A Stock Bonus is an award of Common Stock that is not subject to any restrictions other than restrictions on transferability.

     EFFECT OF TERMINATION OF EMPLOYMENT OR OTHER SERVICE. If a Participant ceases to be employed by or render other services to the Company and all subsidiaries ("Termination of Employment") due to death, "Disability" or "Retirement," as such terms are defined in the 1991 Plan, (a) all outstanding

Options then held by the Participant will become immediately exercisable in full and will remain exercisable for a period of one year (in the case of death or disability) after the date of Termination of Employment, but in no event after the expiration date of any Option; (b) all outstanding Options then held by the Participant will remain exercisable to the extent exercisable as of the date of Termination of Employment for a period of three months (in the case of retirement) after the date of Termination of Employment, but in no event after the expiration date of any Option; and (c) all Restricted Stock Awards then held by the Participant will become fully vested and such shares of Common Stock related thereto will become fully non-forfeitable. As used in the 1991 Plan, "Disability" means the disability of the Participant as defined in the long-term disability plan of the Company then covering the Participant or, if no such plan exists, the permanent and total disability of the Participant within the meaning of Section 22(e)(3) of the Code and "Retirement" means the regular retirement of a Participant or, if approved by the Board for the purposes of the 1991 Plan, early retirement pursuant to and in accordance with the retirement or pension plan or practice of the Company then covering the Participant.

     Upon Termination of Employment for any reason other than death, Disability or Retirement, all rights of the Participant under the 1991 Plan will immediately terminate without notice of any kind, no Options then held by the Participant will thereafter be exercisable and all Restricted Stock Awards then held by the Participant will be forfeited; provided, however, that if such termination is due to any reason other than voluntary termination by the Participant or termination by the Company or any subsidiary for "cause" (as defined in the 1991 Plan), all outstanding Options will remain exercisable to the extent they are exercisable for a period of three months from the date of Termination of Employment.

     CHANGE OF CONTROL. Upon a defined "Change in Control" of the Company, all outstanding Options become immediately exercisable in full and will remain exercisable for the remainder of their terms regardless of whether the holder remains in the employ or service of the Company, and all restrictions with respect to any outstanding Restricted Stock Awards immediately lapse and the shares related thereto become non-forfeitable. A "Change in Control" of the Company for purposes of the 1991 Plan includes (a) the sale, lease, exchange or other transfer of all or substantially all of the assets of the Company to, or the merger or consolidation of the Company with, a corporation that is not controlled by the Company; (b) the approval by the Company's shareholders of any plan of liquidation or dissolution of the Company; (c) any person becomes, after the effective date of the 1991 Plan, the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly of 50% or more of the combined voting power of the Company's outstanding securities ordinarily having the right to vote at elections of directors; (d) individuals constituting the Board of Directors on the effective date of the 1991 Plan cease for any reason to constitute at least a majority of the directors, provided that any person becoming a director subsequent to the effective date of the 1991 Plan whose election, or nomination for election by the Company's shareholders, was approved by a majority of the directors comprising the Board of Directors on the effective date of the 1991 Plan (either by specific vote or by approval of the proxy statement of the Company in which such person is named as a nominee for director, without objection to such nomination) shall be considered as though such person were a member of the Board on the effective date of the 1991 Plan; or (e) any other change in control of the Company of a nature that would be required to be reported pursuant to Section 13 or 15(d) of the Exchange Act, whether or not the Company is then subject to such reporting requirements.

FEDERAL INCOME TAX CONSEQUENCES

     The following general description of federal income tax consequences is based upon current statutes, regulations and interpretations. The description does not include state, local or foreign income tax consequences. This description is not intended to address specific tax consequences applicable to an individual participant who receives an Incentive Award and does not address special rules that may be applicable to directors, officers and greater-than-10% shareholders of the Company.

     OPTIONS. There will not be any federal income tax consequences to either the Participant or the Company as a result of the grant to a Participant of an Option under the 1991 Plan. The exercise by a Participant of an Incentive Option will also not result in any federal income tax consequences to the Company or the Participant, except that an amount equal to the excess of the fair market value of the shares acquired upon exercise of the Incentive Option, determined at the time of exercise, over the consideration paid for the shares by the Participant will be a tax preference item for purposes of the alternative minimum tax. Upon exercise of Non-Statutory Option, a Participant will recognize ordinary income on the date of exercise in an amount equal to the difference between the fair market value of the shares purchased and the consideration paid for the shares. In general, the Company will be entitled to a compensation expense deduction in connection with the exercise of a Non-Statutory Option for any amounts includable in the taxable income of a Participant as ordinary income.

     At the time of the subsequent sale or disposition of the shares obtained upon the exercise of a Non-Statutory Option, any gain or loss will be a capital gain or loss. Whether the gain or loss constitutes long or short term capital gain or loss will depend upon the length of time the Participant held the stock prior to its disposition. Participants should consult their tax advisors to determine whether any specific gain or loss constitutes long or short term capital gain or loss.

     If a Participant disposes of the shares acquired upon exercise of an Incentive Option, the federal income tax consequences will depend upon how long the Participant has held the shares. If the Participant does not dispose of the shares within two years after the Incentive Option was granted, nor within one year after the Participant exercised the Incentive Option and the shares were transferred to the Participant, then the Participant will recognize a capital gain or loss. The amount of the long-term capital gain or loss will be equal to the difference between (i) the amount the Participant realized on disposition of the shares, and (ii) the option price at which the Participant acquired the shares. Whether the gain or loss constitutes long or short term capital gain or loss will depend upon the length of time the Participant held the stock prior to its disposition. Participants should consult their tax advisors to determine whether any specific gain or loss constitutes long or short term capital gain or loss. The Company is not entitled to any compensation expense deduction under these circumstances.

     If the Participant does not satisfy both of the above holding period requirements, then the Participant will be required to report as ordinary income, in the year the Participant disposes of the shares, the amount by which the lesser of the fair market value of the shares at the time of exercise of the Incentive Option or the amount realized on the disposition of the shares (if the disposition is the result of a sale or exchange to one other than a related taxpayer) exceed the option price for the shares. The Company will be entitled to a compensation expense deduction in an amount equal to the ordinary income includable in the taxable income of the Participant. The Company may be required to withhold in order to receive a deduction. The remainder of the gain or loss recognized on the disposition, if any, will be treated as long-term or short-term capital gain or loss, depending on the holding period.

     RESTRICTED STOCK AWARDS AND STOCK BONUSES. With respect to shares issued pursuant to a Restricted Stock Award that is not subject to a substantial risk of forfeiture or with respect to Stock Bonuses, a Participant must include as ordinary income in the year of receipt an amount equal to the fair market value of the shares received on the date of receipt. With respect to shares that are subject to a substantial risk of forfeiture, a Participant may file an election under Section 83(b) of the Code within 30 days after receipt to include as ordinary income in the year of receipt an amount equal to the fair market value of the shares received on the date of receipt (determined as if the shares were not subject to any risk of forfeiture). If a Section 83(b) election is made, the Participant will not recognize any additional income when the restrictions on the shares issued in connection with the Restricted Stock Award lapse. The Company will receive a corresponding tax deduction for any amounts includable in the taxable income of a Participant as ordinary income.

     A Participant who does not make a Section 83(b) election within 30 days of the receipt of a Restricted Stock Award that is subject to a substantial risk of forfeiture will recognize ordinary income at the time of the lapse of the restrictions in an amount equal to the then fair market value of the shares freed of restrictions. The Company will receive a corresponding tax deduction for any amounts includable in the taxable income of a Participant as ordinary income.

     EXCISE TAX ON PARACHUTE PAYMENTS. The Code imposes a 20% excise tax on the recipient of "excess parachute payments," as defined in the Code, and denies tax deductibility to the Company for such excess parachute payments. Generally, parachute payments are payments in the nature of compensation to employees of a company who are officers, shareholders or highly compensated employees, which payments are contingent upon a change in control of a company. Acceleration of the vesting of Incentive Awards upon a change in control of the Company may constitute parachute payments and, in certain cases, "excess parachute payments."

AWARDS UNDER THE 1991 PLAN

     As of December 31, 1997, the Company has granted Options to purchase shares of Common Stock under the 1991 Plan as follows: Mr. Badolato, 50,000 shares; Mr. Melsen, 130,000 shares; Mr. Seck, 30,000 shares; Mr. Haworth, 115,000 shares; all executive officers of the Company as a group, 325,000 shares; all non-executive directors of the Company as a group, 55,500 shares; and non-executive employees of the Company as a group, 699,500 shares. The foregoing amounts include grants of Non-Statutory Options on December 11, 1997 to each of Messrs. Stassen, Strickland, Wright and Badolato subject to shareholder approval at the Annual Meeting of the proposal to increase the number of shares reserved for issuance under the 1991 Plan. Accordingly, Messrs. Stassen, Strickland, Wright and Badolato will benefit from the approval of the proposal to increase the number of shares reserved for issuance under the 1991 Plan. Neither the number or types of any future Incentive Awards to be received by or allocated to any other particular participant or group of participants under the 1991 Plan is presently determinable. See "New Plan Benefits" below.

RECOMMENDATION

     The Board of Directors recommends a vote FOR the approval and ratification of the proposal to increase the number of shares reserved under the 1991 Stock Incentive Plan. The affirmative vote of a majority of the shares of Common Stock present in person or proxy at the Annual Meeting, and, at least a majority of the minimum number of votes necessary for a quorum to transact business at the Annual Meeting, is necessary for approval. Unless a contrary choice is specified, proxies solicited by the Board of Directors will be voted FOR approval.

                 PROPOSAL TO AMEND THE EMPLOYEE STOCK PURCHASE PLAN

INTRODUCTION

     The Purchase Plan was first adopted by the Board of Directors of the Company in June of 1992 and approved by the shareholders of the Company in May of 1993. The Purchase Plan provides for the purchase of Common Stock by eligible employees of the Company and its subsidiaries through payroll deductions. Under the Purchase Plan, as amended, the Company conducts a series of offerings (each, an "Offering") of its Common Stock, each continuing for three months and each beginning on January 1, April 1, July 1 and October 1 of each year (the "Offering Date"), and ending on March 31, June 30, September 30 and December 31 of each year (the "Offering Period"). On each Offering Date, each eligible participating employee ("Participant") in the Purchase Plan is granted, by operation of the Purchase Plan, an option (a "Purchase Option") to purchase as many full shares of Common Stock as can be purchased with payroll deductions authorized by the Participant and credited to the Participant's account during the Offering beginning on that Offering Date.

     On May 14, 1997, the Board amended the Purchase Plan, subject to shareholder approval, to increase the number of shares of Common Stock reserved for issuance under the Purchase Plan by 25,000 shares, from 100,000 shares to 125,000 shares. On December 11, 1997, the Board again amended the Purchase Plan, subject to shareholder approval, to increase the number of shares of Common Stock reserved for issuance under the Purchase Plan by another 100,000 shares, from 125,000 shares to 225,000 shares. The Company's shareholders are being asked to approve these increases as a combined amendment at the Annual Meeting. In the event that the amendment is not approved at the Annual Meeting, any shares issued and sold in excess of the shares currently reserved for issuance under the Purchase Plan in reliance on these amendments will be deemed to have been issued pursuant to the grant and exercise of non-plan options.

REASONS FOR AMENDMENT

     The increase in the aggregate number of shares of Common Stock reserved for issuance under the Purchase Plan from 100,000 shares to 225,000 shares is necessary to permit the Company to continue the operation of the Purchase Plan for the benefit of new participants, as well as to allow continued participation by existing participants under the Purchase Plan. As of December 31, 1997, Purchase Options to purchase an aggregate of 117,221 shares have been exercised under the Purchase Plan. As indicated above, if these amendments are not approved at the Annual Meeting, the Company will make a pro rata allocation of the shares of Common Stock remaining available for issuance under the Purchase Plan prior to the amendments in as uniform and equitable a manner as is practicable and any shares issued and sold in excess of the shares currently reserved for issuance under the Purchase Plan in reliance on these amendments will be deemed to have been issued pursuant to the grant and exercise of non-plan options. See "Federal Income Tax Consequences -- Non-Plan Options," below.

SUMMARY OF THE PURCHASE PLAN

     A general description of the basic features of the Purchase Plan is outlined below. This summary is qualified in its entirety by the terms of the Purchase Plan. The Company will furnish without charge a copy of the Purchase Plan to any shareholder of the Company as of March 13, 1998, upon receipt from any such person of an oral or written request for the Purchase Plan. Such request should be sent to the Company at AVECOR Cardiovascular Inc., 7611 Northland Drive, Minneapolis, Minnesota 55428, Attn: Shareholder Relations, or made by telephone at (612) 391-9000.

     GENERAL. The purpose of the Purchase Plan is to advance the interests of the Company and its shareholders by providing employees of the Company and its subsidiaries with an opportunity to acquire an ownership interest in the Company through the purchase of shares of Common Stock of the Company on favorable terms through payroll deduction.

     With respect to an Offering, any employee who has been employed continuously by the Company or a subsidiary for at least one year prior to the Offering Date of the Offering will be eligible to participate in that Offering. The maximum number of shares currently reserved for sale under the Purchase Plan, as amended, is 225,000 shares of Common Stock, subject to adjustments as provided in the Purchase Plan. If the total number of shares which would otherwise be subject to Purchase Options granted on an Offering Date exceeds the number of shares then available under the Purchase Plan (after deduction of all shares for which Purchase Options have been exercised or are then outstanding), the Company will make a pro rata allocation of the shares remaining available for Purchase Option grants in as uniform and equitable a manner as is practicable. If this occurs, the Company will give written notice of such reduction of the number of shares subject to the Purchase Option to each affected Participant and will return any excess funds accumulated in each Participant's account as soon as practicable after the termination date of such Offering. The number and type of shares of Common Stock subject to outstanding Purchase Options, and the exercise price of outstanding Purchase Options, will be appropriately adjusted if any Purchase Option is exercised after any Common Stock dividend, split-up, recapitalization, merger, consolidation, combination or exchange of Common Stock or the like. The Purchase Plan is currently administered by the Compensation Committee of Board of Directors.

     PARTICIPATION. An eligible employee may become a Participant in the Purchase Plan by completing a subscription agreement authorizing payroll deduction on the form provided by the Company and filing it with the Company's payroll office not less than 15 days before the Offering Date of the first Offering in which the Participant wishes to participate. Payroll deductions for a Participant will begin with the first payroll following the applicable Offering Date and continue until the termination date of the Purchase Plan, subject to termination by the Participant at any time. An otherwise eligible employee will not be allowed to participate in the Purchase Plan if the employee would, as of an Offering Date, own 5% or more of the outstanding Common Stock or if the rate at which the employee has elected to have payroll deductions withheld under the Purchase Plan would permit the employee to purchase shares of Common Stock with a fair market value of more than $25,000 (determined as of the Offering Date). On March 13, 1998, approximately 214 persons are eligible to participate in the Purchase Plan.

     PAYROLL DEDUCTIONS. By filing a subscription agreement, a Participant elects to have payroll deductions made on each payday during the Offering Period at a rate equal to a whole percentage from 1% to 10% (but in no event less than $25.00) of the compensation which he or she would have received on the payday. No increases or decreases in the amount of payroll deductions for a Participant may be made during an Offering Period. A Participant may increase or decrease the rate of the Participant's payroll deductions to a whole percentage from 1% to 10% (but in no event less than $25.00) as of the beginning of a subsequent Offering Period by completing a new authorization for payroll deduction at least 15 days prior to the Offering Date for which the increase or decrease is to become effective. A Participant may discontinue participation in the Purchase Plan as described below under the heading "Withdrawal and Termination of Employment."

     The funds accumulated through a Participant's payroll deductions under the Purchase Plan are held by the Company in an account established under the Purchase Plan for the Participant. These funds are held by the Company as part of its general assets, usable for any corporate purpose, and the Company is not obligated to keep these funds separate from its other corporate funds. Participants will not receive any interest from the Company for the funds accumulated from their payroll deductions under the Purchase Plan.

     PURCHASE OF SHARES. On each Offering Date each Participant is granted, by operation of the Purchase Plan, a Purchase Option for the number of full shares of the Company's Common Stock that he or she will be able to purchase with the payroll deductions accumulated during the Offering Period and the balance (if any) carried forward from the Participant's payroll deduction account from the preceding Offering Period. Unless a Participant gives written notice as specified in the Purchase Plan or withdraws from the Purchase Plan, the Participant's Purchase Option will be exercised automatically on the last day of the Offering Period for the number of full shares of Common Stock that the accumulated payroll deductions in the Participant's account on the last day of the Offering Period will purchase at the applicable price. Any cash remaining in a Participant's account under the Purchase Plan after a purchase by the Participant of shares at the termination of each Offering Period which is insufficient to purchase a full share of Common Stock will be carried forward into the Participant's payroll deduction account for the following Offering Period.

     The per share purchase price of the shares offered in a given Offering is the lower of 85% of the fair market value of a share of the Common Stock of the Company on the first trading day or last trading day of the Offering Period. Fair market value of the Common Stock is the average of the high and low prices of the Common Stock, as reported by the Nasdaq National Market on the applicable date. On March 13, 1998, the last sale price of the Common Stock as reported by Nasdaq National Market was $7.125.

     The Company will deliver to each Participant, as soon as practicable after the last day of the Offering Period, a certificate representing the shares of Common Stock purchased upon exercise of the Purchase Option granted for such Offering Period. No Participant will have any interest in any Common Stock subject to a Purchase Option until the Purchase Option has been exercised, at which point the interest will be strictly that of a purchaser of the shares of Common Stock purchased upon such exercise, pending delivery of such shares pursuant to the Purchase Plan.

     NON-TRANSFERABILITY OF PURCHASE OPTIONS. Neither payroll deductions credited to a Participant's account nor any rights with regard to the exercise of a Purchase Option or to receive shares of Common Stock under the Purchase Plan may be assigned, transferred, pledged or otherwise disposed of in any way (other than by will, the laws of descent and distribution, or by designation of a beneficiary). Any such attempt at assignment, transfer, pledge or other disposition will have no effect, except that the Company may treat such act as an election to withdraw funds, in which case the provisions described below under the heading "Withdrawal and Termination of Employment" will apply.

     WITHDRAWAL AND TERMINATION OF EMPLOYMENT. A Participant may terminate participation in the Purchase Plan and withdraw all, but not less than all, of the payroll deductions credited to the Participant's account under the Purchase Plan at any time prior to the last day of an Offering Period by giving written notice to the Company. The notice must state the Participant's desire to terminate involvement in the Purchase Plan, specify a termination date and request the withdrawal of all of the Participant's payroll deductions held under the Purchase Plan. All of the Participant's payroll deductions credited to the Participant's account will be paid to such Participant as soon as practicable after the termination date specified in the notice or after receipt of notice of withdrawal, the Purchase Option for the current Offering Period will automatically be canceled and no further payroll deductions for the purchase of shares will be made during the Offering Period or for any subsequent Offering Period unless a new participation form is filed. A Participant's withdrawal from an Offering will not have any effect upon the Participant's eligibility to participate in a succeeding Offering or in any similar plan which the Company may adopt, except that a Participant who is an officer or director may not participate in the Purchase Plan for at least six months after the effective date of such termination and withdrawal unless otherwise permitted by the Committee in its sole discretion.

     Upon termination of the Participant's employment prior to the last day of an Offering Period for any reason, including retirement or death, the payroll deductions credited to such Participant's account will be returned to such Participant or, in the case of the Participant's death, to the person or persons entitled to such funds in accordance with the provisions described above under the section "Non-Transferability of Purchase Options" and the Participant's Purchase Option will be automatically canceled. A transfer of employment between the Company and a subsidiary or between subsidiaries and absences or leaves approved by the Company are not considered terminations under the Purchase Plan.

FEDERAL INCOME TAX CONSEQUENCES.

     The following general description of federal income tax consequences is based upon current statutes, regulations and interpretations. This description is not intended to address specific tax consequences applicable to an individual participant who receives a Purchase Option and does not address special rules that may be applicable to directors, officers and greater-than-10% shareholders of the Company.

     The Purchase Plan is intended to qualify as an "employee stock purchase plan" under Section 423 of the Code. If the Purchase Plan so qualifies, the amount withheld from a Participant's compensation under the Purchase Plan will constitute ordinary income for federal income tax purposes in the year in which such amounts would otherwise have been paid to the Participant. However, a Participant will generally not recognize any income for federal income tax purposes either on the grant of a Purchase Option or upon the issuance of any shares of Common Stock under the Purchase Plan.

     The federal income tax consequences incurred upon disposition of shares of Common Stock acquired under the Purchase Plan depend upon how long a Participant holds the shares. If a Participant disposes of shares acquired under the Purchase Plan (other than a transfer by reason of death) within a period of two years from the Offering Date of the Offering in which the shares were acquired, an amount equal to the difference between the purchase price and the fair market value of the shares on the last day of the Offering Period will be treated as ordinary income for federal income tax purposes in the taxable year in which the disposition takes place. Such amount may be subject to wage withholding. The difference between the amount realized upon such disposition of the shares and their fair market value on the last day of the Offering Period will constitute capital gain or loss. Whether the gain or loss constitutes long or short term capital gain or loss will depend upon the length of time the Participant held the stock prior to its disposition. Participants should consult their tax advisors to determine whether any specific gain or loss constitutes long or short term capital gain or loss.

     If a Participant disposes of any shares acquired under the Purchase Plan more than two years after the Offering Date of the Offering in which such shares were acquired (or if no disposition has occurred by the time of Participant's death) an amount equal to the lesser of (a) the excess of the fair market value of the shares at the time of disposition (or death) over the purchase price, or
(b) the excess of the fair market value of the shares on the Offering Date of the Offering in which the shares were acquired over the purchase price will be recognized as ordinary income and may be subject to wage withholding. With respect to a disposition of such shares, any remaining gain on such disposition will be taxed as long-term capital gain. With respect to a transfer of such shares upon death, any remaining gain or loss will not be recognized. However, a subsequent sale or exchange of such shares by a Participant's estate or the person receiving such shares by reason of the Participant's death may result in capital gain or loss.

     No income tax deduction ordinarily is allowed to the Company with respect to the grant of any Option, the issuance of any shares of Common Stock under the Purchase Plan or the disposition of any shares acquired under the Purchase Plan and held for two years. However, if a Participant disposes of shares purchased under the Purchase Plan within two years after the Offering Date of the Offering in which the shares were acquired, the Company will receive an income tax deduction in the year of such disposition in an amount equal to the amount constituting ordinary income to the Participant, provided that the Company complies with the applicable wage withholding requirements.

     NON-PLAN OPTIONS. In the event the amendments to the Purchase Plan are not approved, any shares issued and sold in excess of the shares currently reserved for issuance under the Purchase Plan in reliance on the amendments will be deemed to have been issued pursuant to the grant and exercise of non-plan options ("Non-Plan Options"). Upon exercise of a Non-Plan Option, the Participant will generally recognize ordinary income in an amount equal to the difference between (i) the fair market value of the shares purchased, determined on the date of exercise, and (ii) the amount paid for the shares. Amounts taxable to the Participant as ordinary income are deductible in the same year by the Company, provided that the Company complies with the applicable income tax withholding provisions. When the Participant disposes of shares acquired by the exercise of a Non-Plan Option, the difference between the amount received and the fair market value of the shares on the date of exercise will be treated as capital gain or loss depending on the length of time the shares were held. Whether the gain or loss constitutes long or short term capital gain or loss will depend upon the length of time the Participant held the stock prior to its disposition. Participants should consult their tax advisors to determine whether any specific gain or loss constitutes long or short term capital gain or loss. For purposes of determining the holding period for the shares, the shares are treated as acquired on the date of exercise. For exceptions to these general rules, see the discussion below under "Excise Tax on Parachute Payments."

     EXCISE TAX ON PARACHUTE PAYMENTS. The Code imposes a 20% excise tax on the recipient of "excess parachute payments," as defined in the Code, and denies tax deductibility to the Company for such excess parachute payments. Generally, parachute payments are payments in the nature of compensation to employees of a company who are officers, shareholders or highly compensated employees, which payments are contingent upon a change in control of a company. Acceleration of the vesting of Non-Plan Options upon a change in control of the Company may constitute parachute payments and, in certain cases, "excess parachute payments."

PURCHASES UNDER THE PURCHASE PLAN

     As of December 31, 1997, shares of Common Stock have been purchased under the Purchase Plan as follows: Mr. Badolato, none; Mr. Melsen, 1,407 shares; Mr. Seck, none; Mr. Haworth, 2,104 shares; all executive officers of the Company as a group, 3,511 shares; and non-executive employees of the Company as a group, 113,710 shares. Non-executive directors of the Company are not eligible to participate in the Purchase Plan. Messrs. Melsen and Haworth purchased shares of Common Stock under the Purchase Plan in reliance on the amendments to the Purchase Plan to increase the aggregate number of shares of Common Stock reserved for issuance under the Purchase Plan. In the event that these amendments are not approved at the Annual Meeting, the Company shall make a pro rata allocation of the shares of Common Stock remaining available for issuance under the Purchase Plan prior to the amendments in as uniform and equitable a manner as is practicable and any shares issued and sold in excess of the shares reserved for issuance under the Purchase Plan prior to the amendments in reliance on these amendments will be deemed to have been issued pursuant to the grant and exercise of non-plan options. See "Proposal to Amend the Employee Stock Purchase Plan -- Federal Income Tax Consequences
-- Non-Plan Options." Accordingly, Messrs. Melsen and Haworth will benefit from the approval at the Annual Meeting of the proposal to increase the number of shares reserved for issuance under the Purchase Plan. The number of shares underlying Purchase Options to be granted in any future Offering to any other particular participant or group of participants under the Purchase Plan is not presently determinable. See "New Plan Benefits" below.

RECOMMENDATION

     The Board of Directors recommends a vote FOR the approval and ratification of the proposal to increase the number of shares reserved under the Employee Stock Purchase Plan. The affirmative vote of a majority of the shares of Common Stock present in person or proxy at the Annual Meeting, and, at least a majority of the minimum number of votes necessary for a quorum to transact business at the Annual Meeting, is necessary for approval. Unless a contrary choice is specified, proxies solicited by the Board of Directors will be voted FOR approval.

                                 NEW PLAN BENEFITS

     The following table sets forth, to the extent determinable, the benefits under the 1991 Plan and the Purchase Plan described in the above proposals which may be received by each of the following upon shareholder approval of such proposals: (a) each of the executive officers of the Company named in the Summary Compensation Table above; (b) the executive officers of the Company as a group; (c) directors of the Company who are not executive officers as a group; and (d) Company employees who are not executive officers as a group.


                                        NUMBER OF SHARES UNDERLYING

                                       1991 PLAN          PURCHASE PLAN
                                       ---------          -------------
                                   (OPTIONS GRANTED)   (SHARES PURCHASED) (1)
Anthony Badolato
  Chief Executive Officer                    5,000 (2)        0

Gregory J. Melsen
  Vice President - Finance
  and Treasurer and
  Chief Financial Officer                        0          744

Allan R. Seck
  Vice President - Marketing
  and Sales                                      0            0

William S. Haworth
  Vice President - Engineering                   0          372

Executive Group                              5,000 (2)    1,116

Non-Executive
  Director Group                            45,000 (3)      N/A

Non-Executive Officer
  Employee Group                                 0       16,105


(1) In the event that the proposal to amend the Purchase Plan is not approved at the Annual Meeting, the Company shall make a pro rata allocation of the shares of Common Stock remaining available for issuance under the Purchase Plan prior to the amendments in as uniform and equitable a manner as is practicable and any shares issued and sold in excess of the shares currently reserved for issuance under the Purchase Plan in reliance on the amendment will be deemed to have been issued pursuant to the grant and exercise of non-plan options. See "Proposal to Amend the Employee Stock Purchase Plan -- Federal Income Tax Consequences -- Non-Plan Options."

(2) Includes Non-Statutory stock options to purchase 5,000 shares of Common Stock granted to Mr. Badolato on December 11, 1997, subject to shareholder approval at the Annual Meeting of the proposal to increase the number of shares reserved for issuance under the 1991 Plan.

(3) Includes Non-Statutory stock options to purchase 15,000 shares of Common Stock granted to each of Messrs. Stassen, Strickland and Wright on December 11, 1997, subject to shareholder approval at the Annual Meeting of the proposal to increase the number of shares reserved for issuance under the 1991 Plan.

                               INDEPENDENT ACCOUNTANTS

     Prior to the Annual Meeting, the Board of Directors anticipates approving the selection of Coopers & Lybrand L.L.P. as independent accountants to make an examination of the accounts of the Company for the fiscal year ending
December 31, 1998, and to perform other appropriate accounting services. The Company does not intend to request that the shareholders approve the selection of the independent public accountants for the fiscal year ended December 31, 1998. The Company has requested and expects a representative of Coopers & Lybrand L.L.P. to be present at the Annual Meeting to make a statement if he or she so desires and to respond to appropriate questions.


              SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING  COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's directors and executive officers, and persons who own more than 10% of the Company's Common Stock, to file with the Securities and Exchange Commission (the "SEC") initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Executive officers, directors and greater-than-10% shareholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) reports they file. To the Company's knowledge, based solely on review of the copies of such reports furnished to the Company for the period ended December 31, 1997, all
Section 16(a) reports required to be filed by the Company's executive officers, directors and greater-than-10% shareholders were filed on a timely basis except for a report on Form 4 not filed on a timely basis by Mr. Stassen to report Mr. Stassen's exercise of options to purchase 10,500 shares of Common Stock.


                     PROPOSALS FOR THE NEXT ANNUAL MEETING

     Shareholder proposals intended to be presented in the proxy materials relating to the next Annual Meeting of Shareholders must be received by the Company on or before November 27, 1998.


                                   OTHER BUSINESS

     The Company knows of no business that will be presented for consideration at the Annual Meeting other than that described in this Proxy Statement. As to other business, if any, that may properly come before the Annual Meeting, it is intended that proxies solicited by the Board will be voted in accordance with the judgment of the person or persons voting the proxies.

                                   ANNUAL REPORT

     THE COMPANY WILL FURNISH WITHOUT CHARGE A COPY OF ITS ANNUAL REPORT ON FORM 10-K (EXCLUSIVE OF EXHIBITS) FOR THE FISCAL YEAR ENDED DECEMBER 31, 1997 TO EACH PERSON WHO WAS A SHAREHOLDER OF THE COMPANY AS OF MARCH 13, 1998, UPON RECEIPT FROM ANY SUCH PERSON OF A WRITTEN REQUEST FOR SUCH AN ANNUAL REPORT. SUCH REQUEST SHOULD BE SENT TO: AVECOR CARDIOVASCULAR INC., 7611 NORTHLAND DRIVE, MINNEAPOLIS, MINNESOTA 55428; ATTN: SHAREHOLDER RELATIONS.

                         BY ORDER OF THE BOARD OF DIRECTORS

                         /s/ Anthony Badolato

                         Anthony Badolato
                         CHAIRMAN OF THE BOARD AND
                           CHIEF EXECUTIVE OFFICER

March 27, 1998

                             AVECOR Cardiovascular Inc.

                             1991 STOCK INCENTIVE PLAN

             (As amended as of January 24, 1996 and December 11, 1997)

                                      ARTICLE
                                         1.
                             ESTABLISHMENT AND PURPOSE.

1.1 ESTABLISHMENT. AVECOR Cardiovascular Inc. (the "Company") hereby establishes a plan providing for stock-based compensation incentive awards for the performance by certain eligible individuals of services for the Company. This plan shall be known as the AVECOR Cardiovascular Inc. 1991 Stock Incentive Plan (the "Plan").

1.2 PURPOSE. The purpose of the Plan is to advance the interests of the Company and its shareholders by enabling the Company to attract and retain persons of ability to perform services for the Company, by providing an incentive to such persons through equity participation in the Company and by rewarding such persons who contribute to the achievement by the Company of its economic objectives.

                                      ARTICLE
                                          2.
                                    DEFINITIONS.

       The following terms shall have the meanings set forth below, unless the context clearly otherwise requires:

2.1    "BOARD" means the Board of Directors of the Company.

2.2 "BROKER EXERCISE NOTICE" means the written notice described in Section 6.6(b) of the Plan.

2.3 "CHANGE IN CONTROL" means an event described in Section 12.1 of the Plan.

2.4    "CODE" means the Internal Revenue Code of 1986, as amended.

2.5 "COMMITTEE" means the group of individuals administering the Plan, as provided in Article 3 of the Plan.

2.6 "COMMON STOCK" means the common stock of the Company, par value $.01 per share, or the number and kind of shares of stock or other securities into which such Common Stock may be changed in accordance with Section 4.3 of the Plan.

2.7 "DISABILITY" means the disability of the Participant as defined in the long-term disability plan of the Company then covering the Participant or, if no such plan exists, the permanent and total disability of the Participant within the meaning of Section 22(e)(3) of the Code.

2.8 "ELIGIBLE RECIPIENT" means all employees and nonemployee consultants and directors of the Company or any Subsidiary.

2.9    "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

2.10 "FAIR MARKET VALUE" means, with respect to the Common Stock, the following:

2.10.1 If the Common Stock is listed or admitted to unlisted trading privileges on any national securities exchange or is not so listed or admitted but transactions in the Common Stock are reported on the NASDAQ National Market System, the mean between the reported high and low sale prices of the Common Stock on such exchange or by the NASDAQ National Market System as of such date (or, if no shares were traded on such day, as of the next preceding day on which there was such a trade).

2.10.2 If the Common Stock is not so listed or admitted to unlisted trading privileges or reported on the NASDAQ National Market System, and bid and asked prices therefor in the over-the-counter market are reported by the NASDAQ System or the National Quotation Bureau, Inc. (or any comparable reporting service), the mean of the closing bid and asked prices as of such date, as so reported by the NASDAQ System, or, if not so reported thereon, as reported by the National Quotation Bureau, Inc. (or such comparable reporting service).

2.10.3 If the Common Stock is not so listed or admitted to unlisted trading privileges, or reported on the NASDAQ National Market System, and such bid and asked prices are not so reported, such price as the Committee determines in good faith in the exercise of its reasonable discretion. The Committee shall not be required to obtain an appraisal within six months of the adoption of the Plan. The Committee's determination as to the current value of the Common Stock shall be final, conclusive and binding for all purposes and on all persons, including, without limitation, the Company, the shareholders of the Company, the Participants and their respective successors-in-interest. No member of the Board of the Committee shall be liable for any determination regarding current value of the Common Stock that is made in good faith.

2.11 "INCENTIVE AWARD" means an Option or Restricted Stock Award granted pursuant to the Plan.

2.12 "INCENTIVE STOCK OPTION" means a right to purchase Common Stock granted to an Eligible Recipient pursuant to Article 6 of the Plan that qualifies as an "incentive stock option" within the meaning of Section 422 of the Code.

2.13 "NON-STATUTORY STOCK OPTION" means a right to purchase Common Stock granted to an Eligible Recipient pursuant to Article 6 of the Plan that does not qualify as an Incentive Stock Option.

2.14   "OPTION" means an Incentive Stock Option or a Non-Statutory Stock
Option.

2.15 "PARTICIPANT" means an Eligible Recipient who receives one or more Incentive Awards under the Plan.

2.16 "PERSON" means any individual, corporation, partnership, group, association or other "person" (as such term is used in Section 14(d) of the Exchange Act), other than the Company, a wholly owned subsidiary of the Company or any employee benefit plan sponsored by the Company or a wholly owned subsidiary of the Company.

2.17 "PREVIOUSLY ACQUIRED SHARES" mean shares of Common Stock that are already owned by the Participant or, with respect to Options, shares of Common Stock that are to be acquired by the Participant pursuant to the exercise of an Option, or, with respect to Restricted Stock Awards, shares of Common Stock to be issued or delivered to the Participant upon the grant or vesting of a Restricted Stock Award.

2.18 "RESTRICTED STOCK AWARD" means an award of Common Stock granted to an Eligible Recipient pursuant to Article 7 of the Plan that is subject to certain restrictions imposed by the provisions of such Article.

2.19 "RETIREMENT" means the retirement of a Participant pursuant to and in accordance with the regular or, if approved by the Board for the purposes of the Plan, early retirement/pension plan or practice of the Company or Subsidiary then covering the Participant.

2.20   "SECURITIES ACT" means the Securities Act of 1933, as amended.

2.21 "STOCK BONUS" means an award of Common Stock granted to an eligible Recipient pursuant to Article 7 of the Plan that is not subject to any restrictions other than any restrictions that may be imposed on transferability.

2.22 "SUBSIDIARY" means any subsidiary corporation of the Company within the meaning of Section 424(f) of the Code.

2.23 "TAX DATE" means the date any withholding tax obligation arises under the Code for a Participant with respect to an Incentive Award.

                                      ARTICLE
                                          3.
                                PLAN ADMINISTRATION.

3.1 THE COMMITTEE. The Plan shall be administered by the Board or by a committee of the Board consisting of not less than three persons; provided, however, that from and after the date on which the Company first registers a class of its equity securities under Section 12 of the Exchange Act, the Plan shall be administered by the Board, a majority of which Board and a majority of whom acting on any matter under the Plan shall be "disinterested persons" within the meaning of Rule 16b-3 under the Exchange Act, or by a committee consisting solely of not fewer than three members of the Board who are such "disinterested persons." Members of such a committee, if established, shall be appointed from time to time by the Board, shall serve at the pleasure of the Board and may resign at any time upon written notice to the Board. A majority of the members of such a committee shall constitute a quorum. Such a committee shall act by majority approval of the members, shall keep minutes of its meetings and shall provide copies of such minutes to the Board. Action of such a committee may be taken without a meeting if unanimous written consent is given. Copies of minutes of such a committee's meetings and of its actions by written consent shall be provided to the Board and kept with the corporate records of the Company. As used in this Plan, the term "Committee" will refer to the Board or to such a committee, if established.

3.2    AUTHORITY OF THE COMMITTEE.

3.2.1 In accordance with and subject to the provisions of the Plan, the Committee shall have the authority to determine the following: (i) the Eligible Recipients who shall be selected as Participants, (ii) the nature and extent of the Incentive Awards to be made to each Participant (including the number of shares of Common Stock to be subject to each Incentive Award, any exercise price and the manner in which Incentive Awards will vest or become exercisable), (iii) the time or times when Incentive Awards will be granted, (iv) the duration of each Incentive Award, (v) the restrictions and other conditions to which the payment or vesting of Incentive Awards may be subject, and (vi) such other provisions of the

Incentive Awards as the Committee may deem necessary or desirable and as consistent with the terms of the Plan. The Committee shall determine the form or forms of the agreements with Participants which shall evidence the particular terms, conditions, rights and duties of the Company and the Participants with respect to Incentive Awards granted pursuant to the Plan, which agreements shall be consistent with the provisions of the Plan.

3.2.2 With the consent of the Participant affected thereby, the Committee may amend or modify the terms of any outstanding Incentive Award in any manner, provided that the amended or modified terms are permitted by the Plan as then in effect. Without limiting the generality of the foregoing sentence, the Committee may, with the consent of the Participant affected thereby, modify the exercise price, number of shares or other terms and conditions of an Incentive Award, extend the term of an Incentive Award, accelerate the exerciseability or vesting or otherwise terminate any restrictions relating to an Incentive Award, accept the surrender of any outstanding Incentive Award, or, to the extent not previously exercised or vested, authorize the grant of new Incentive Awards in substitution for surrendered Incentive Awards.

3.2.3 With respect to the Company or any other entity whose performance is relevant to the grant or vesting of an Incentive Award, in the event of (i) any reorganization, merger, consolidation, recapitalization, liquidation, reclassification, stock dividend, stock split, combination of shares, rights offering or divestiture (including a spin-off) or any other change in corporate structure or shares, (ii) any purchase, acquisition, sale or disposition of a significant amount of assets or a significant business, any extraordinary dividend or any other similar transaction, (iii) any change in accounting principles or practices, or (iv) any other significant change in financial condition, the Committee (or, if the Company is not the surviving corporation in any such transaction, the board of directors of the surviving corporation) may, without the consent of the Participant affected thereby, amend or modify the vesting criteria of any outstanding Incentive Award that is based in whole or in part on the financial performance of the Company or such other entity so as equitably to reflect such event, with desired result that the criteria for evaluating such financial performance of the Company or such other entity shall be substantially the same (in the sole discretion of the Committee or the board of directors of the surviving corporation) following such event as prior to such event; provided, however, that the amended or modified terms are permitted by the Plan as then in effect.

3.2.4 The Committee shall have the authority, subject to the provisions of the Plan, to establish, adopt and revise such rules and regulations relating to the Plan as it may deem necessary or advisable for the administration of the Plan. The Committee's decisions and determinations under the Plan need not be uniform and may be made selectively among Participants, whether or not such Participants are similarly situated. Each determination, interpretation or other action made or taken by the Committee pursuant to the provisions of the Plan shall be conclusive and binding for all purposes and on all persons, including, without limitation, the Company and its Subsidiaries, the shareholders of the Company, the Committee and each of its members, the directors, officers and employees of the Company and its Subsidiaries, and the Participants and their respective successors in interest. No member of the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Incentive Award granted under the Plan.

                                      ARTICLE
                                          4.
                             STOCK SUBJECT TO THE PLAN.

4.1 NUMBER OF SHARES. Subject to adjustment as provided in Section 4.3 of the Plan, the maximum number of shares of Common Stock that shall be reserved for issuance under the Plan shall be 1,500,000 shares of Common Stock. The maximum number of shares authorized and reserved may be increased from time to time by approval of the Board and, if required pursuant to Rule 16b-3 under the Exchange Act, Section 422 of the Code, or the rules of any securities exchange or the NASD, the shareholders of the Company.

4.2 SHARES AVAILABLE FOR USE. Shares of Common Stock that may be issued upon exercise of Options or that are issued as Restricted Stock Awards shall be applied to reduce the maximum number of shares of Common Stock remaining available for use under the Plan. Any shares of Common Stock that are subject to an Option (or any portion thereof) that lapses, expires or for any reason is terminated unexercised shall automatically again become available for use under the Plan. Any shares of Common Stock that constitute the forfeited portion of a Restricted Stock Award, however, shall not become available for further use under the Plan.

4.3 ADJUSTMENTS TO SHARES. In the event of any reorganization, merger, consolidation, recapitalization, liquidation, reclassification, stock dividend, stock split, combination of shares, rights offering, extraordinary dividend (including a spin-off) or any other change in the corporate structure or shares of the Company, the Committee (or, if the Company is not the surviving corporation in any such transaction, the board of directors of the surviving corporation) shall make appropriate adjustment (which determination shall be conclusive) as to the number and kind of securities subject to and reserved under the Plan and, in order to prevent dilution or enlargement of the rights of Participants, the number, kind and, where applicable, exercise price of securities subject to outstanding Incentive Awards. Without limiting the generality of the foregoing, in the event that any of such transactions are effected in such a way that the holder of Common Stock shall be entitled to receive stock, securities or assets, including cash, with respect to or in exchange for such Common Stock, all Participants holding outstanding Options shall upon the exercise of such Options receive, in lieu of any shares of Common Stock that they may be entitled to receive, such stock, securities or assets, including cash, as would have been issued to such Participants if their Options had been exercised and such Participants had received Common Stock prior to such transaction.

                                      ARTICLE
                                          5.
                                   PARTICIPATION.

       Participants in the Plan shall be those Eligible Recipients who, in the judgment of the Committee, have performed, are performing, or during the term of an Incentive Award will perform, services in the management, operation and development of the Company or any Subsidiary, and significantly contributed, are significantly contributing or are expected to significantly contribute to the achievement of corporate economic objectives. Eligible Recipients may be granted from time to time one or more Incentive Awards, as may be determined by the Committee in its sole discretion. The number, type, terms and conditions of Incentive Awards granted to various Eligible Recipients need not be uniform, consistent or in accordance with any plan, regardless of whether such Eligible Recipients are similarly situated. Upon determination by the Committee that an Incentive Award is to be granted to an Eligible Recipient, written notice shall be given such person, specifying the terms, conditions, rights and duties related thereto. Each Eligible Recipient to whom an Incentive Award is to be granted shall enter into an agreement with the Company, in such form as the Committee shall determine and which is consistent with the provisions of the Plan, specifying such terms, conditions, rights and duties. Incentive Awards shall be deemed to be granted as of the date specified in the grant resolution of the Committee, which date shall be the date of the related agreement with the Participant.

                                      ARTICLE
                                          6.
                                   STOCK OPTIONS.

6.1 GRANT. An Eligible Recipient may be granted one or more Options under the Plan, and such Options shall be subject to such terms and conditions, consistent with the other provisions of the Plan, as shall be determined by the Committee in its sole discretion. The Committee may designate whether an Option is to be considered an Incentive Stock Option or a Non-Statutory Stock Option; provided, however, that an Incentive Stock Option shall be granted only to an Eligible Recipient who is an employee of the Company or a Subsidiary. The terms of the agreement relating to a Non-Statutory Stock Option shall expressly provide that such Option shall not be treated as an Incentive Stock Option.

6.2 EXERCISE. An Option shall become exercisable at such times and in such installments (which may be cumulative) as shall be determined by the Committee in its sole discretion at the time the Option is granted. Upon the completion of its exercise period, an Option, to the extent not then exercised, shall expire.

6.3    Exercise Price.

6.3.1 INCENTIVE STOCK OPTIONS. The per share price to be paid by the Participant at the time an Incentive Stock Option is exercised shall be determined by the Committee, in its discretion, at the date of its grant; provided, however, that such price shall not be less than (i) 100% of the Fair Market Value of one share of Common Stock on the date the Option is granted, or
(ii) 110% of the Fair Market Value of one share of Common Stock on the date the Option is granted if, at the time the Option is granted, the Participant owns, directly or indirectly (as determined pursuant to Section 424(d) of the Code), more than 10% of the total combined voting power of all classes of stock of the Company, any subsidiary corporation or any parent corporation of the Company (within the meaning of Sections 424(f) and 424(e), respectively, of the Code).

6.3.2 NON-STATUTORY STOCK OPTIONS. The per share price to be paid by the Participant at the time a Non-Statutory Stock Option is exercised shall be determined by the Committee in its sole discretion at the time the Option is granted, but shall not be less than 85% of the Fair Market Value of one share of Common Stock on the date the Option is granted.

6.4    DURATION.

6.4.1 INCENTIVE STOCK OPTIONS. The period during which an Incentive Stock Option may be exercised shall be fixed by the Committee in its sole discretion at the time such Option is granted; provided, however, that in no event shall such period exceed 10 years from its date of grant or, in the case of a Participant who owns, directly or indirectly (as determined pursuant to Section 424(d) of the Code), more than 10% of the total combined voting power of all classes of stock of the Company, any subsidiary corporation or any parent corporation of the Company (within the meaning of Sections 424(f) and 424(e), respectively, of the Code), five years from its date of grant.

6.4.2 NON-STATUTORY STOCK OPTION. The period during which a Non-Statutory Stock Option may be exercised shall be fixed by the Committee in its sole discretion at its date of grant.

6.4.3 EFFECT OF TERMINATION OF EMPLOYMENT. Notwithstanding the foregoing, except as provided in Articles 10 and 12 of the Plan, all Options granted to a Participant shall terminate and may no longer be exercised if the Participant's employment with the Company and all Subsidiaries ceases.

6.5 MANNER OF OPTION EXERCISE. An Option may be exercised by a Participant in whole or in part from time to time, subject to the conditions contained herein and in the agreement evidencing such Option, by delivery, in person or through certified or registered mail, of written notice of exercise to the Company at its principal executive office in Minneapolis, Minnesota (Attention:
Treasurer), and by paying in full the total Option exercise price for the shares of Common Stock purchased. Such notice shall be in a form satisfactory to the Committee and shall specify the particular Option (or portion thereof) that is being exercised and the number of shares with respect to which the Option is being exercised. Subject to compliance with Section 14.1 of the Plan, the exercise of the Option shall be deemed effective upon receipt of such notice and payment complying with the terms of the Plan and the agreement evidencing such Option. As soon as practicable after the effective exercise of the Option, the Participant shall be recorded on the stock transfer books of the Company as the owner of the shares purchased, and the Company shall deliver to the Participant one or more duly issued stock certificates evidencing such ownership. If a Participant exercises any Option with respect to some, but not all, of the shares of Common Stock subject to such Option, the right to exercise such Option with respect to the remaining shares shall continue until it expires or terminates in accordance with its terms. An Option shall only be exercisable with respect to whole shares.

6.6    PAYMENT OF EXERCISE PRICE.

6.6.1 The total purchase price of the shares to be purchased upon exercise of an Option shall be paid entirely in cash (including check, bank draft or money order); provided, however, that the Committee, in its sole discretion, may allow such payments to be made, in whole or in part, by delivery of a Broker Exercise Notice or a promissory note (containing such terms and conditions as the Committee may in its discretion determine), by transfer from the Participant to the Company of Previously Acquired Shares, or by a combination thereof. In determining whether or upon what terms and conditions a Participant will be permitted to pay the purchase price of an Option in a form other than cash, the Committee may consider all relevant facts and circumstances, including, without limitation, the tax and securities law consequences to the Participant and the Company and the financial accounting consequences to the Company. In the event the Participant is permitted to pay the total purchase price of an Option in whole or in part with Previously Acquired Shares, the value of such shares shall be equal to their Fair Market Value on the date of exercise of the Option.

6.6.2 For purposes of this Section 6.6, a "Broker Exercise Notice" shall mean a written notice from a Participant to the Company at its principal executive office in Minneapolis, Minnesota (Attention: Treasurer), made on a form and in the manner as the Committee may from time to time determine, pursuant to which the Participant irrevocably elects to exercise all or any portion of an Option and irrevocably directs the Company to deliver the Participant's stock certificates to be issued to such Participant upon such Option exercise directly to a broker or dealer. A Broker Exercise Notice must be accompanied by or contain irrevocable instructions to the broker or dealer (i) to promptly sell a sufficient number of shares of such Common Stock or to loan the Participant a sufficient amount of money to pay the exercise price for the Options and, if not otherwise satisfied by the Participant, to fund any related employment and withholding tax obligations due upon such exercise, and (ii) to promptly remit such sums to the Company upon the broker's or dealer's receipt of the stock certificates.

6.7 RIGHTS AS A SHAREHOLDER. The Participant shall have no rights as a shareholder with respect to any shares of Common Stock covered by an Option until the Participant shall have become the holder of record of such shares, and no adjustments shall be made for dividends or other distributions or other rights as to which there is a record date preceding the date the Participant becomes the holder of record of such shares, except as the Committee may determine pursuant to Section 4.3 of the Plan.

6.8 DISPOSITION OF COMMON STOCK ACQUIRED PURSUANT TO THE EXERCISE OF INCENTIVE STOCK OPTIONS. Prior to making a disposition (as defined in Section 424(c) of the Code) of any shares of Common Stock acquired pursuant to the exercise of an Incentive Stock Option granted under the Plan before the expiration of two years after its date of grant or before the expiration of one year after its date of exercise and the date on which such shares of Common Stock were transferred to the Participant pursuant to exercise of the Option, the Participant shall send written notice to the Company of the proposed date of such disposition, the number of shares to be disposed of, the amount of proceeds to be received from such disposition and any other information relating to such disposition that the Company may reasonably request. The right of a Participant to make any such disposition shall be conditioned on the receipt by the Company of all amounts necessary to satisfy any federal, state or local withholding and employment-related tax requirements attributable to such disposition. The Committee shall have the right, in its sole discretion, to endorse the certificates representing such shares with a legend restricting transfer and to cause a stop transfer order to be entered with the Company's transfer agent until such time as the Company receives the amounts necessary to satisfy such withholding and employment-related tax requirements or until the later of the expiration of two years from its date of grant or one year from its date of exercise and the date on which such shares were transferred to the Participant pursuant to the exercise of the Option.

6.9 AGGREGATE LIMITATION OF STOCK SUBJECT TO INCENTIVE STOCK OPTIONS. To the extent that the aggregate Fair Market Value (determined as of the date an Incentive Stock Option is granted) of the shares of Common Stock with respect to which incentive stock options (within the meaning of Section 422 of the Code) are exercisable for the first time by a Participant during any calendar year (under the Plan and any other incentive stock option plans of the Company, any subsidiary or any parent corporation of the Company (within the meaning of Sections 424(f) and 424(e), respectively, of the Code)) exceeds $100,000 (or such other amount as may be prescribed by the Code from time to time), such excess Options shall be treated as Non-Statutory Stock Options. The determination shall be made by taking incentive stock options into account in the order in which they were granted. If such excess only applies to a portion of an incentive stock option, the Committee, in its discretion, shall designate which shares shall be treated as shares to be acquired upon exercise of an incentive stock option.

                                      ARTICLE
                                         7.
                              RESTRICTED STOCK AWARDS.

7.1 GRANT. An Eligible Recipient may be granted one or more Restricted Stock Awards under the Plan, and such Restricted Stock Awards shall be subject to such terms and conditions, consistent with the other provisions of the Plan, as shall be determined by the Committee in its sole discretion.

7.2 VESTING. A Restricted Stock Award shall vest at such times and in such installments, if any, as shall be determined by the Committee in its sole discretion at the time the Restricted Stock Award is granted. The Committee may impose such restrictions or conditions, not inconsistent with the provisions of the Plan, to the vesting of such Restricted Stock Awards as it deems appropriate, including, without limitation, that the Participant remain in the continuous employ or service of the Company or a Subsidiary for a certain period, or that the Participant or the Company (or any subsidiary or division thereof) achieve certain performance criteria. The Committee may, in its sole discretion, require different restrictions with respect to different Participants, with respect to different Restricted Stock Awards or with respect to separate, designated portions of a Restricted Stock Award. Except as otherwise provided in Articles 10 and 12 of the Plan, if a Participant's employment or other service with the Company and all Subsidiaries terminates prior to the vesting of any Restricted Stock Award, any portion of such Restricted Stock Award which has not yet vested shall be forfeited, and all shares of Common Stock (and any dividends and distributions as described in Section 7.4 of the Plan) related thereto shall be immediately returned to the Company.

7.3 RIGHTS AS A SHAREHOLDER; TRANSFERABILITY. A Participant shall have all voting, dividend, liquidation and other rights with respect to shares of Common Stock issued to the Participant as a Restricted Stock Award under this Article 7 upon the Participant becoming the holder of record of such Restricted Stock Award as if such Participant were a holder of record of unrestricted Common Stock; provided, however, that prior to the vesting of any Restricted Stock Award, the Participant's right to assign or transfer such shares of Common Stock issued as a Restricted Stock Award shall be subject to the limitations of
Section 13.2 of the Plan. As soon as practicable after the vesting of any Restricted Stock Award, the Company shall cause to be delivered to the Participant a certificate evidencing such shares of Common Stock together with any dividends and distributions related thereto.

7.4 DIVIDENDS AND DISTRIBUTIONS. Unless the Committee determines otherwise in its sole discretion, any dividends or distributions (including dividends or distributions paid in cash) paid with respect to shares of Common Stock subject to a Restricted Stock Award for which the restrictions have not yet ended shall be subject to the same restrictions as the shares to which such dividends or distributions relate and shall be promptly deposited with the custodian designated pursuant to Section 7.5 of the Plan. The Committee shall determine in its sole discretion whether any interest shall be paid on such dividends or distributions.

7.5 ENFORCEMENT OF RESTRICTIONS. The Committee may, in its sole discretion, require one or more of the following methods of enforcing the restrictions referred to in Sections 7.2 and 7.3 of the Plan: (a) placing a legend on the stock certificates referring to the restrictions; (b) requiring the Participant to keep the stock certificates, duly endorsed, in the custody of the Company while the restrictions remain in effect; or (c) requiring that the stock certificates, duly endorsed, be held in the custody of a third party while the restrictions remain in effect.

7.6 LIEN ON SHARES. The Committee may, in its sole discretion, require that a Participant, as a condition to the grant of a Restricted Stock Award, grant to the Company a possessory lien on the shares of Common Stock subject to the Restricted Stock Award and any dividends or distributions related thereto in order to (a) secure retransfer of shares of Common Stock subject to a Restricted Stock Award into the name of the Company, and (b) ensure adequate provision for any tax withholding obligations arising out of the receipt of, or the lapse or termination of the restrictions or the payment of any dividends or other distributions with respect to, a Restricted Stock Award.

                                      ARTICLE
                                          8.
                                   STOCK BONUSES.

       An Eligible Recipient may be granted one or more Stock Bonuses under the Plan, and such Stock Bonuses shall be subject to such terms and conditions, consistent with the other provisions of the Plan, as shall be determined by the Committee in its sole discretion, including, without limitation, that the Company (or any subsidiary or division thereof) achieve certain performance criteria. The Participant shall have all voting, dividend, liquidation and other rights with respect to the shares of Common Stock issued to the Participant as a Stock Bonus under this Article 8 upon the Participant becoming the holder of record of such Stock Bonus; provided, however, that the Committee may impose such restrictions on the assignment or transfer of a Stock Bonus as it in its sole discretion deems appropriate. As soon as practicable after the grant of a Stock Bonus, the Participant shall be recorded on the stock transfer books of the Company as the owner of the shares granted, and the Company shall deliver to the Participant one or more duly issued stock certificates evidencing such ownership.

                                      ARTICLE
                                          9.
                                   CASH BONUSES.

       In connection with any grant of Incentive Awards or at any time thereafter, the Committee may, in its sole discretion, grant a cash bonus to a Participant in connection with the grant, vesting and/or exercise of an Incentive Award. The determination of whether to grant such a cash bonus, the nature and amount of any such cash bonus and the terms and conditions of such cash bonus shall be within the sole discretion of the Committee.

                                      ARTICLE
                                         10.
     EFFECT OF TERMINATION OF EMPLOYMENT OR OTHER SERVICE ON INCENTIVE AWARDS.

10.1 TERMINATION OF EMPLOYMENT OR OTHER SERVICE DUE TO DEATH, DISABILITY OR RETIREMENT. Except as otherwise provided in Article 12 of the Plan, in the event a Participant's employment or other service with the Company and all Subsidiaries is terminated by reason of such Participant's death, Disability or
Retirement:

10.1.1 All outstanding Options then held by the Participant shall, with respect to termination by reason of death or Disability, become immediately exercisable in full and remain exercisable for a period of one year after such termination and shall, with respect to termination by reason of Retirement, remain exercisable to the extent exercisable as of such termination for a period of three months after such termination (but in no event shall such Options be exercisable after the expiration date of any such Option); and

10.1.2 All Restricted Stock Awards then held by the Participant shall become fully vested and the shares related thereto shall become nonforfeitable.

10.2 TERMINATION OF EMPLOYMENT OR OTHER SERVICE FOR REASONS OTHER THAN DEATH, DISABILITY OR RETIREMENT. Except as otherwise provided in Article 12 of the Plan, in the event a Participant's employment or other service is terminated with the Company and all Subsidiaries for any reason other than death, Disability or Retirement, all rights of the Participant under the Plan and any agreement evidencing an Incentive Award shall immediately terminate without notice of any kind, no Options then held by the Participant shall thereafter be exercisable and any portions of the Restricted Stock
Awards then held by the Participant that have not vested shall be terminated and all shares of Common Stock related thereto shall be forfeited to the Company; provided, however, that if such termination is due to any reason other than voluntary termination by the Participant or termination by the Company or any Subsidiary for "cause," all outstanding Options then held by such Participant shall remain exercisable to the extent exercisable as of such termination for a period of three months after such termination (but in no event after the expiration date of any such Option). For purposes of this
Section 10.2 "cause" shall be as defined in any employment or other agreement or policy applicable to the Participant or, if no such agreement or policy exists, shall mean (a) dishonesty, fraud, misrepresentation, embezzlement or material or deliberate injury or attempted injury, in each case related to the Company or any Subsidiary, (b) any unlawful or criminal activity of a serious nature, (c) any willful breach of duty, habitual neglect of duty or unreasonable job performance, or (d) any material breach of a confidentiality or noncompete agreement entered into with the Company or any Subsidiary.

10.3 MODIFICATION OF EFFECT OF TERMINATION. Notwithstanding the provisions of this Article 10, upon a Participant's termination of employment or other service with the Company and all Subsidiaries, the Committee may, in its sole discretion (which may be exercised before or following such termination), cause Incentive Awards, or any portions thereof, then held by such Participant to become exercisable and remain exercisable following such termination, or to vest or become free of restrictions following such termination, in each case in the manner determined by the Committee; provided, however, that no Option shall be exercisable after the expiration date thereof and any Incentive Stock Option that remains unexercised more than three months following employment termination by reason of Retirement or more than one year following employment termination by reason of Disability shall thereafter be deemed to be a Non-Statutory Stock Option.

10.4 DATE OF TERMINATION. Unless the Committee shall otherwise determine in its sole discretion at the time an Incentive Award is granted, a Participant's employment or other service shall, for purposes of the Plan, be deemed to have terminated on the date the Participant ceases to perform services for the Company, as determined by the Committee in its sole discretion based upon the Company's personnel records.

                                      ARTICLE
                                        11.
                  RIGHT TO WITHHOLD; PAYMENT OF WITHHOLDING TAXES.

11.1   GENERAL RULES.    The Company is entitled to (a) withhold and deduct from
future wages of the Participant (or from other amounts which may be due and owing to the Participant from the Company or the Parent), or make other arrangements for the collection of, all legally required amounts necessary to satisfy any and all federal, state and local withholding and employment-related tax requirements (i) attributable to the grant, exercise or vesting of, or payment of dividends with respect to, an Incentive Award or to a disqualifying disposition of stock received upon exercise of an Incentive Stock Option, or
(ii) otherwise incurred with respect to an Incentive Award, or (b) require the Participant promptly to remit the amount of such withholding to the Company before taking any action with respect to an Incentive Award.

11.2   SPECIAL RULES.

11.2.1 Without limiting the generality of Section 11.1 of the Plan, the Committee may, in its sole discretion and subject to such rules as the Committee may adopt, permit a Participant to satisfy, in whole or in part, any withholding or employment-related tax obligation (i) attributable to the grant, exercise or vesting of, or payment of dividends with respect to, an Incentive Award or to a disqualifying disposition of stock received upon exercise of an Incentive Stock Option, or (ii) otherwise incurred with respect to an Incentive Award, by electing to use Previously Acquired Shares or by electing to have the Company accept a Broker Exercise Notice with respect to that number of shares, in any such case, having a Fair Market Value, on the Tax Date, equal to the amount necessary to satisfy the withholding or employment-related taxes due or by agreeing to deliver to the Company a promissory note in payment for some or all of the necessary amounts (containing terms and conditions determined in the discretion of the Committee).

11.2.2 A Participant's election to use Previously Acquired Shares, a Broker Exercise Notice or a promissory note must be made on or prior to the Tax Date, is irrevocable and is subject to the consent or disapproval of the Committee.
If the Participant is an officer, director or beneficial owner of more than 10% of the outstanding Common Stock of the Company and the Company has a class of equity securities registered under Section 12 of the Exchange Act, an election to use Previously Acquired Shares may not be made within six months of the date the Incentive Award is granted (unless the death or Disability of the Participant occurs prior to the expiration of such six-month period), and must be made either six months prior to the Tax Date or at any time prior to the Tax Date between the third and twelfth business days following public release of any of the Company's quarterly or annual summary earnings statements. When shares of Common stock are issued prior to the Tax Date to a Participant making an election to use Previously Acquired Shares, the Participant shall agree in writing to surrender that number of shares on the Tax Date having an aggregate Fair Market Value equal to the tax due.

                                      ARTICLE
                                         12.
                                 CHANGE OF CONTROL.

12.1 CHANGE IN CONTROL. For purposes of this Article 12, a "Change in Control" of the Company shall mean (a) the sale, lease, exchange or other transfer of all or substantially all of the assets of the Company (in one transaction or in a series of related transactions) to a corporation that is not controlled by the Company, (b) the approval by the shareholders of the Company of any plan or proposal for the liquidation or dissolution of the Company, or
(c) a change in control of the Company of a nature that would be required to be reported (assuming such event has not been "previously reported") in response to
Item 1(a) of the Current Report on Form 8-K, as in effect on the effective date of the Plan, pursuant to Section 13 or 15(d) of the Exchange Act, whether or not the Company is then subject to such reporting requirement; provided, however, that, without limitation, such a Change in Control shall be deemed to have occurred at such time as (x) any Person becomes after the effective date of the Plan the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of 50% or more of the combined voting power of the Company's outstanding securities ordinarily having the right to vote at elections of directors, or (y) individuals who constitute the board of directors of the Company on the effective date of the Plan cease for any reason to constitute at least a majority thereof, provided that any person becoming a director subsequent to the effective date of the Plan whose election, or nomination for election by the Company's shareholders, was approved by a vote of at least a majority of the directors comprising the board of directors of the Company on the effective date of the Plan (either by a specific vote or by approval of the proxy statement of the Company in which such person is named as a nominee for director, without objection to such nomination) shall be, for purposes of this clause (y), considered as though such person were a member of the board of directors of the Company on the effective date of the Plan.

12.2 ACCELERATION OF VESTING. If a Change of Control of the Company shall occur, then, without any action by the Committee or the Board, (a) all outstanding Options shall become immediately exercisable in full and shall remain exercisable during the remaining term thereof, regardless of whether the Participants to whom such Options have been granted remain in the employ or service of the Company or any Subsidiary, and (b) all restrictions with respect to outstanding Restricted Stock Awards shall immediately lapse and the shares related thereto shall become nonforfeitable.

12.3 CASH PAYMENT FOR OPTIONS. If a Change in Control of the Company shall occur, then the Committee, in its sole discretion, and without the consent of any Participant effected thereby, may determine that some or all Participants holding outstanding Options shall receive, with respect to some or all of the shares of Common Stock subject to such Options, as of the effective date of any such Change in Control of the Company, cash in an amount equal to the excess of the Fair Market Value of such shares immediately prior to the effective date of such Change in Control of the Company over the exercise price per share of such Options.

12.4   LIMITATION ON CHANGE IN CONTROL PAYMENTS.  Notwithstanding anything in
Section 12.2 or 12.3 above to the contrary, if, with respect to a Participant, the acceleration of the vesting of an Incentive Award as provided in
Section 12.2 or the payment of cash in exchange for all or part of an Option as provided in Section 12.3 above (which acceleration or payment could be deemed a "payment" within the meaning of Section 280G(b)(2) of the Code), together with any other payments which such Participant has the right to receive from the Company or any corporation which is a member of an "affiliated group" (as defined in Section 1504(a) of the Code without regard to Section 1504(b) of the
Code) of which the Company is a member, would constitute a "parachute payment" (as defined in Section 280G(b)(2) of the Code), then the payments to such Participant pursuant to Section 12.2 or 12.3 above shall be reduced to the largest amount as will result in no portion of such payments being subject to the excise tax imposed by Section 4999 of the Code.

                                      ARTICLE
                                         13.
          RIGHTS OF ELIGIBLE RECIPIENTS AND PARTICIPANTS; TRANSFERABILITY.

13.1 EMPLOYMENT OR SERVICE. Nothing in the Plan shall interfere with or limit in any way the right of the Company or any Subsidiary to terminate the employment or service of any Eligible Recipient or Participant at any time, nor confer upon any Eligible Recipient or Participant any right to continue in the employ or service of the Company or any Subsidiary.

13.2 RESTRICTIONS ON TRANSFER. Except as expressly permitted by this Plan, no right or interest of any Participant in an Incentive Award may be Transferred. Notwithstanding the foregoing and subject to Articles 10 and 11 of the Plan, in the event of a Participant's death, such Participant's rights and interests in any outstanding Options that are exercisable at the time of his death may be transferred by testamentary will or the laws of descent and distribution and may be exercised by such Participant's personal representative or executor for a period of three months following such date of death. Any Transfer or attempted Transfer by any Participant in violation of this Section
13.2 shall be null and void and of no effect whatsoever. By accepting an Incentive Award, each Participant acknowledges the reasonableness of the restrictions on Transfer imposed by this Plan in view of the Company's purposes and the purposes of this Plan. Accordingly, the restrictions on Transfer contained herein shall be specifically enforceable against any Participant attempting a Transfer in violation of the provisions contained herein.

13.3 NON-EXCLUSIVITY OF THE PLAN. Nothing contained in the Plan is intended to amend, modify or rescind any previously approved compensation plans or programs entered into by the Company. The Plan will be construed to be in addition to any and all such other plans or programs. Neither the adoption of the Plan nor the submission of the Plan to the shareholders of the Company for approval will be construed as creating any limitations on the power or authority of the Board to adopt such additional or other compensation arrangements as the Board may deem necessary or desirable.

                                      ARTICLE
                                         14.
                            SECURITIES LAW RESTRICTIONS

14.1 SHARE ISSUANCES. Notwithstanding any other provision of the Plan or any agreements entered into pursuant hereto, the Company shall not be required to issue or deliver any certificate for shares of Common Stock under this Plan, and an Option shall not be considered to be exercised notwithstanding the tender by the Participant of any consideration therefor, unless and until each of the following conditions has been fulfilled:

14.1.1 (i) there shall be in effect with respect to such shares a registration statement under the Securities Act and any applicable state securities laws if the Committee, in its sole discretion, shall have determined to file, cause to become effective and maintain the effectiveness of such registration statement; or (ii) if the Committee has determined not to so register the shares of Common Stock to be issued under the Plan, (aa) exemptions from registration under the Securities Act and applicable state securities laws shall be available for such issuance (as determined by counsel to the Company) and (bb) there shall have been received from the Participant (or, in the event of death or disability, the Participant's heir(s) or legal representative(s)) any representations or agreements requested by the Company in order to permit such issuance to be made pursuant to such exemptions; and

14.1.2 there shall have been obtained any other consent, approval or permit from any state or federal governmental agency which the Committee shall, in its sole discretion upon the advice of counsel, deem necessary or advisable.

14.2 SHARE TRANSFERS. Shares of Common Stock issued pursuant to Incentive Awards granted under the Plan may not be Transferred except pursuant to registration under the Securities Act and applicable state securities laws or pursuant to exemptions from such registrations. The Company may condition the Transfer of such shares not issued pursuant to an effective and current registration statement under the Securities Act and all applicable state securities laws on the receipt from the party to whom the shares of Common Stock are to be so Transferred of any representations or agreements requested by the Company in order to permit such Transfer to be made pursuant to exemptions from registration under the Securities Act and applicable state securities laws.

14.3 LEGENDS. Unless a registration statement under the Securities Act is in effect with respect to the issuance or Transfer of shares of Common Stock under the Plan, each certificate representing any such shares shall be endorsed with a legend in substantially the following form, unless counsel for the Company is of the opinion as to any such certificate that such legend is unnecessary:

          THE SECURITIES EVIDENCED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED ("THE ACT"), OR UNDER APPLICABLE STATE SECURITIES LAWS. THESE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE OFFERED FOR SALE, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT AND SUCH STATE LAWS OR PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE ACT AND SUCH STATE LAWS, THE AVAILABILITY OF WHICH IS TO BE ESTABLISHED TO THE SATISFACTION OF THE COMPANY.

                                      ARTICLE
                                         15.
                    PLAN AMENDMENT, MODIFICATION AND TERMINATION

       The Board may suspend or terminate the Plan or any portion thereof at any time, and may amend the Plan from time to time in such respects as the Board may deem advisable in order that Incentive Awards under the Plan shall conform to any change in applicable laws or regulations or in any other respect the Board may deem to be in the best interests of the Company; provided, however, that no such amendment shall be effective, without approval of the shareholders of the Company, if shareholder approval of the amendment is then required pursuant to Rule 16b-3 under the Exchange Act or any successor rule or Section 422 of the Code. No termination, suspension or amendment of the Plan shall alter or impair any outstanding Incentive Award without the consent of the Participant affected thereby; provided, however, that this sentence shall not impair the right of the Committee to take whatever action it deems appropriate under Section 4.3 or Article 12 of the Plan.

                                      ARTICLE
                                         16.
                             EFFECTIVE DATE OF THE PLAN

16.1 EFFECTIVE DATE. The Plan is effective as of April 11, 1991, the date it was adopted by the Board.

16.2 DURATION OF THE PLAN. The Plan shall terminate at midnight on April 11, 2001, and may be terminated prior thereto by Board action, and no Incentive Award shall be granted after such termination. Incentive Awards outstanding upon termination of the Plan may continue to be exercised, or become free of restrictions, in accordance with their terms.

                                      ARTICLE
                                         17.
                                   MISCELLANEOUS

17.1 CONSTRUCTION AND HEADINGS. The use of the masculine gender shall also include within its meaning the feminine, and the singular may include the plural and the plural may include the singular, unless the context clearly indicates to the contrary. The headings of the Articles, Sections and subparts of the Plan are for convenience of reading only and are not meant to be of substantive significance and shall not add or detract from the meaning of such Article, Section or subpart.

17.2 PUBLIC POLICY. No person shall have any claim or right to receipt of an Incentive Award if, in the opinion of counsel to the Company, such receipt conflicts with law or is opposed to governmental or public policy.

17.3 GOVERNING LAW. The place of administration of the Plan shall be conclusively deemed to be within the State of Minnesota, and the rights and obligations of any and all persons having or claiming to have had an interest under the Plan or under any agreements evidencing Incentive Awards shall be governed by and construed exclusively and solely in accordance with the laws of the State of Minnesota without regard to the conflict of laws or provisions of any jurisdictions. All parties agree to submit to the jurisdiction of the state and federal courts of Minnesota with respect to matters relating to the Plan and agree not to raise or assert the defense that such forum is not convenient for such party.

17.4 SUCCESSORS AND ASSIGNS. This Plan shall be binding upon and inure to the benefit of the successors and permitted assigns of the Company, including, without limitation, whether by way of merger, consolidation, operation of law, assignment, purchase or other acquisition of substantially all of the assets or business of the Company, and any and all such successors and assigns shall absolutely and unconditionally assume all of the Company's obligations under the Plan.

17.5 SURVIVAL OF PROVISIONS. The rights, remedies, agreements, obligations and covenants contained in or made pursuant to the Plan, any agreement evidencing an Incentive Award and any other notices or agreements in connection therewith, including, without limitation, any notice of exercise of an Option, shall survive the execution and delivery of such notices and agreements and the delivery and receipt of shares of Common Stock and shall remain in full force and effect.

                             AVECOR CARDIOVASCULAR INC.
                            EMPLOYEE STOCK PURCHASE PLAN

               (As amended as of May 14, 1997 and December 11, 1997)

1. PURPOSE. The purpose of this Employee Stock Purchase Plan (the "Plan") is to advance the interests of AVECOR Cardiovascular Inc. (the "Company") and its shareholders by providing Employees of the Company and its Designated Subsidiaries (as defined in paragraph 2(e) below) with an opportunity to acquire an ownership interest in the Company through the purchase of Common Stock of the Company on favorable terms through payroll deductions. It is the intention of the Company that the Plan qualify as an "employee stock purchase plan" under
Section 423 of the Internal Revenue Code of 1986, as amended (the "Code"). Accordingly, provisions of the Plan shall be construed so as to extend and limit participation in a manner consistent with the requirements of Section 423 of the Code.

2.   DEFINITIONS.

     (a)  "Board" means the Board of Directors of the Company.

     (b) "Common Stock" means the common stock, par value $.01 per share, of the Company, or the number and kind of shares of stock or other securities into which such common stock may be changed in accordance with paragraph 13 of the Plan.

     (c) "Committee" means the entity administering the Plan, as provided in paragraph 3 below.

     (d) "Compensation" means regular straight-time earnings and commissions that are included in regular compensation, excluding all other amounts such as amounts attributable to overtime, shift premium, incentive compensation and bonuses (except to the extent that the inclusion of any such item is specifically directed by the Committee), determined in a manner consistent with the requirements of Section 423 of the Code, as provided in paragraph 1 above.

     (e) "Designated Subsidiary" means a Subsidiary that has been designated by the Board from time to time, in its sole discretion, as eligible to participate in the Plan.

     (f) "Employee" means any person, including an officer, who is employed by the Company or one of its Designated Subsidiaries, exclusive of any such person whose customary employment with the Company or a Designated Subsidiary is for less than 20 hours per week.

     (g)  "Exchange Act" means the Securities Exchange Act of 1934, as amended.

     (h) "Fair Market Value" means, with respect to the Common Stock, as of any date:

          (i) if the Common Stock is listed or admitted to unlisted trading privileges on any national securities exchange or is not so listed or admitted but transactions in the Common Stock are reported on the NASDAQ National Market System, the average of the reported high and low sale prices of the Common Stock on such exchange or by the NASDAQ National Market System as of such date (or, if no shares were traded on such day, as of the next preceding day on which there was such a trade); or

          (ii) if the Common Stock is not so listed or admitted to unlisted trading privileges or reported on the NASDAQ National Market System, and bid and asked prices therefor in the over-the-counter market are reported by the NASDAQ System or the National Quotation Bureau, Inc. (or any comparable reporting service), the average of the closing bid and asked prices as of such date, as so reported by the NASDAQ System, or, if not so reported thereon, as reported by the National Quotation Bureau, Inc. (or such comparable reporting service); or

          (iii) if the Common Stock is not so listed or admitted to unlisted trading privileges, or reported on the NASDAQ National Market System, and such bid and asked prices are not so reported, such price as the Committee determines in its sole discretion, but in a manner acceptable under Section 423 of the Code.

     (i) "Insider" means any Participant who is subject to Section 16 of the Exchange Act.

     (j) "Offering" means any of the offerings to Participants of options to purchase Common Stock under the Plan, each continuing for three months, as described in paragraph 5 below.

     (k) "Offering Date" means the first day of the period of an Offering under the Plan, as described in paragraph 5 below.

     (l)  "Option Price" is defined in paragraph 6 below.

     (m) "Participant" means an eligible Employee who elects to participate in the Plan pursuant to paragraph 6 below.

     (n)  "Securities Act" means the Securities Act of 1933, as amended.

     (o) "Subsidiary" means any subsidiary corporation of the Company within the meaning of Section 424(f) of the Code.

     (p) "Termination Date" means the last day of the period of an Offering under the Plan, as described in paragraph 5 below.

3. ADMINISTRATION. The Plan shall be administered by a committee appointed by the Board consisting solely of not less than two members of the Board who are "disinterested persons" as defined in Rule 16b-3 under the Exchange Act.
Members of the Committee shall be appointed from time to time by the Board, shall serve at the pleasure of the Board, and may resign at any time upon written notice to the Board. A majority of the members of the Committee shall constitute a quorum. The Committee shall act by majority approval of the members and shall keep minutes of its meetings. Action of the Committee may be taken without a meeting if unanimous written consent is given. Copies of minutes of the Committee's meetings and of its actions by written consent shall be kept with the corporate records of the Company. In accordance with and subject to the provisions of the Plan, the Committee shall have authority to make, administer and interpret such rules and regulations as it deems necessary to administer the Plan, and any determination, decision or action in connection with construction, interpretation, administration or application of the Plan shall be final, conclusive and binding upon all Participants and any and all persons claiming under or through any Participant. No member of the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any option granted under it.

4.   ELIGIBILITY.

     (a) Any Employee who has been employed by the Company or a Designated Subsidiary for at least one year prior to any Offering Date shall be eligible to participate in the Plan, beginning with the Offering commencing on such Offering Date, subject to the limitations imposed by Section 423(b) of the Code.

     (b) Any provisions of the Plan to the contrary notwithstanding, no Employee shall be granted an option under the Plan if:

          (i) immediately after the grant, such Employee (or any other person whose stock ownership would be attributed to such Employee pursuant to
          Section 424(d) of the Code) would own shares of Common Stock and/or hold outstanding options to purchase shares of Common Stock possessing 5% or more of the total combined voting power or value of all classes of shares of the Company or of any Subsidiary; or

          (ii) the amount of payroll deductions that the Employee has elected to have withheld under such option (pursuant to paragraph 7 below) would permit the Employee to purchase shares of Common Stock under all "employee stock purchase plans" (within the meaning of Section 423 of the Code) of the Company and its Subsidiaries to accrue (i.e., become exercisable) at a rate that exceeds $25,000 of the Fair Market Value of such shares of Common Stock (determined at the time such option is granted) for each calendar year in which such option is outstanding at any time.

5. OFFERINGS. Options to purchase shares of Common Stock shall be offered to Participants under the Plan through a continuous series of Offerings, each continuing for three months, and each of which shall commence on January 1, April 1, July 1 and October 1 of each year, as the case may be (the "Offering Date"), and shall terminate on March 31, June 30, September 30 and December 31 of such year, as the case may be (the "Termination Date"). The first offering under the Plan shall have an Offering Date of January 1, 1993 and a Termination Date of March 31, 1993. Offerings under the Plan shall continue until either
(a) the committee decides, in its sole discretion, that no further Offerings shall be made because the Common Stock remaining available under the Plan is insufficient to make an Offering to all eligible Employees, or (b) the Plan is terminated in accordance with paragraph 17 below.

6.   PARTICIPATION.

     (a) An eligible Employee may become a Participant in the Plan by completing a subscription agreement authorizing payroll deductions on the form provided by the Company (the "Participation Form") and filing the Participation Form with the Company's Human Resources Department not less than 15 days before the Offering Date of the first Offering in which the Participant wishes to participate.

     (b) Except as provided in paragraph 7(a) below, payroll deductions for a Participant shall begin with the first payroll following the applicable Offering Date, and shall continue until the termination date of the Plan, subject to earlier termination by the Participant as provided in paragraph 11 below or increases or decreases by the Participant in the amount of payroll deductions as provided in paragraph 7(c) below.

7.   PAYROLL DEDUCTIONS.

     (a) By completing and filing a Participation Form, a Participant shall elect to have payroll deductions made from his total Compensation (up to a maximum of 10% of his total Compensation) on each payday during the time he is a Participant in the Plan in such amount as he shall designate on the Participation Form; provided, however, that no Participant's payroll deductions shall be less than $25.00 per pay period.

     (b) All payroll deductions authorized by a Participant shall be credited to an account established under the Plan for the Participant. The monies represented by such account shall be held as part of the Company's general assets, usable for any corporate purpose, and the Company shall not be obligated to segregate such monies. A Participant may not make any separate cash payment or contribution to such account.

     (c) No increases or decreases of the amount of payroll deductions for a Participant may be made during an Offering. A Participant may increase or decrease the amount of his payroll deductions under the Plan for subsequent Offerings by completing an amended Participation Form and filing it with the Company's Human Resources Department not less than 15 days prior to the Offering date as of which such increase or decrease is to be effective.

     (d) A Participant may discontinue his participation in the Plan at any time as provided in paragraph 11 below.

8. GRANT OF OPTION. On each Offering Date, each eligible Employee who is then a Participant shall be granted (by operation of the Plan) an option to purchase (at the Option Price) as many full shares of Common Stock as he will be able to purchase with (a) the payroll deductions credited to his account during his participation in the Offering beginning on such Offering Date and (b) the balance (if any) carried forward from the Employee's payroll deduction account from the preceding Offering. The option price per share of such shares (the "Option Price") shall be the lower of (a) 85% of the Fair Market Value of one share of Common Stock on the Offering Date, or (b) 85% of the Fair Market Value of one share of Common Stock on the Termination Date.

9.   EXERCISE OF OPTION.

     (a) Unless a Participant gives written notice to the Company as provided in subparagraph 9(d) below or withdraws from the Plan pursuant to paragraph 11 below, his option for the purchase of shares of Common Stock granted for an Offering will be exercised automatically at the Termination Date of such Offering for the purchase of the number of full shares of Common Stock that the accumulated payroll deductions in his account on such Termination Date will purchase at the applicable Option Price.

     (b) A Participant may only purchase one or more full shares in connection with the automatic exercise of an option granted for any Offering. That portion of any balance remaining in a Participant's payroll deduction account at the close of business on the Termination Date of any Offering that is less than the purchase price of one full share will be carried forward into the Participant's payroll deduction account for the following Offering. In no event will the balance carried forward be equal to or greater than the purchase price of one share on the Termination Date of an Offering.

     (c) No Participant (or any person claiming through such Participant) shall have any interest in any Common Stock subject to an option under the Plan until such option has been exercised, at which point such interest shall be limited to the interest of a purchaser of the Common Stock purchased upon such exercise pending the delivery of such Common Stock in accordance with paragraph 10 below. During his lifetime, a Participant's option to purchase shares of Common Stock under the Plan is exercisable only by him.

     (d) By written notice to the Company prior to the Termination Date of any Offering, a Participant may elect, effective on such Termination Date, to:

          (i) withdraw all of the accumulated payroll deductions in his account as of the Termination Date (which withdrawal may, but need not, also constitute a notice of termination and withdrawal pursuant to paragraph 11(a)); or

          (ii) exercise his option for a specified number of full shares, not less than five, that is less than the number of full shares of Common Stock that the accumulated payroll deductions in his account will purchase on the Termination Date of the Offering at the applicable Option Price, and withdraw the balance in his payroll deduction account.

10. DELIVERY. As promptly as practicable after the Termination Date of each Offering, the Company will deliver to each Participant, as appropriate, either:

     (a) (i) a certificate representing the shares of Common Stock purchased upon exercise of his option granted for such offering, registered in the name of the Participant or, if the Participant so directs on his Participation Form, in the names of the Participant and his spouse, and
     (ii) in the event the Participant makes an election pursuant to paragraph 9(d)(ii), a check in the amount of the balance of any payroll deductions credited to his account that were not used for the purchase of Common Stock; or

     (b) if the Participant makes an election pursuant to paragraph 9(d)(i) for the Offering, a cash payment equal to the total of the payroll deductions credited to his account.

11.  WITHDRAWAL; TERMINATION OF EMPLOYMENT.

     (a) A Participant may terminate his participation in the Plan and withdraw all, but not less than all, the payroll deductions credited to his account under the Plan at any time prior to the Termination Date of an Offering, for such Offering, by giving written notice to the Company. Such notice shall state that the Participant wishes to terminate his involvement in the Plan, specify a termination date and request the withdrawal of all of the Participant's payroll deductions held under the Plan. All of the Participant's payroll deductions credited to his account will be paid to him as soon as practicable after the termination date specified in the notice of termination and withdrawal (or, if no such date is specified, as soon as practical after receipt of his notice of termination and withdrawal), and his option for such Offering will be automatically canceled, and no further payroll deductions for the purchase of shares of Common Stock will be made for such Offering or for any subsequent Offering, except in accordance with a new Participation Form filed pursuant to paragraph 6 above.

     (b) Upon termination of a Participant's employment for any reason, including retirement or death, the payroll deductions accumulated in his account will be returned to him as soon as practicable after such termination or, in the case of his death, to the person or persons entitled thereto under paragraph 14 below, and his option will be automatically canceled. For purposes of the Plan, the termination date of employment shall be the Participant's last date of actual employment and shall not include any period during which such Participant receives any severance payments. A transfer of employment between the Company and a Designated
     Subsidiary or between one Designated Subsidiary and another
     Designated Subsidiary, or absence or leave approved by the Company, shall not be deemed a termination of employment under this subparagraph 11(b).

     (c) A Participant's termination and withdrawal pursuant to subparagraph 11(a) above will not have any effect upon his eligibility to participate in a subsequent Offering by completing and filing a new Participation Form pursuant to paragraph 6 above or in any similar plan that may hereafter be adopted by the Company; provided, however, that, unless otherwise permitted by the Committee in its sole discretion, a Participant who is an Insider may not participate in the Plan for at least six months after the effective date of his termination and withdrawal.

12. INTEREST. No interest shall accrue on a Participant's payroll deductions under the Plan.

13.  STOCK SUBJECT TO THE PLAN.

     (a) The maximum number of shares of Common Stock that shall be reserved for sale under the Plan shall be 225,000 shares, subject to adjustment upon changes in capitalization of the Company as provided in subparagraph (b) below. The shares to be sold to Participants under the Plan may be, at the election of the Company, either treasury shares or shares authorized but unissued. If the total number of shares of Common Stock that would otherwise be subject to options granted pursuant to paragraph 8 above on any Termination Date exceeds the number of shares then available under the Plan (after deduction of all shares for which options have been exercised or are then outstanding), the Company shall make a pro rata allocation of the shares of Common Stock remaining available for issuance in as uniform and equitable a manner as is practicable. In such event, the Company shall give written notice of such reduction of the number of shares subject to the option to each Participant affected thereby and shall return any excess funds accumulated in each Participant's account as soon as practicable after the Termination Date of such Offering.

     (b) If any option under the Plan is exercised after any Common Stock dividend, split-up, recapitalization, merger, consolidation, combination or exchange of Common Stock or the like, occurring after the shareholders of the Company approve the Plan, the number of shares of Common Stock to which such option shall be applicable and the Option Price for such Common Stock shall be appropriately adjusted by the Company.

14.  DESIGNATION OF BENEFICIARY.

     (a) A Participant may file a written designation of a beneficiary who is to receive shares of Common Stock and/or cash, if any, from the Participant's account under the Plan in the event of such Participant's death at a time when cash or shares of Common Stock are held for his account.

     (b) Such designation of beneficiary may be changed by the Participant at any time by written notice. In the event of the death of a Participant in the absence of a valid designation of a beneficiary who is living at the time of such Participant's death, the Company shall deliver such shares of Common Stock and/or cash to the executor or administrator of the estate of the Participant; or, if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its discretion, may deliver such shares of Common Stock and/or cash to the spouse or to any one or, more dependents or relatives of the Participant; or, if no spouse, dependent or relative is known to the Company, then to such other person as the Company may designate.

15. TRANSFERABILITY. Neither payroll deductions credited to a Participant's account nor any rights with regard to the exercise of an option or to receive shares of Common Stock under the Plan may be assigned, transferred, pledged or otherwise disposed of in any way (other than by will, the laws of descent and distribution, or as provided in paragraph 14 above) by the Participant. Any such attempt at assignment, transfer, pledge or other disposition shall be without effect, except that the Company may treat such act as an election to withdraw funds in accordance with paragraph 11(a) above.

16.  SHARE TRANSFER RESTRICTIONS.

     (a) Shares of Common Stock shall not be issued under the Plan unless such issuance is either registered under the Securities Act and applicable state securities laws or is exempt from such registrations.

     (b) Shares of Common Stock issued under the Plan may not be sold, assigned, transferred, pledged, encumbered, or otherwise disposed of (whether voluntarily or involuntarily) except pursuant to registration under the Securities Act and applicable state securities laws, or pursuant to exemptions from such registrations.

     (c) Notwithstanding any other provision of the Plan or any documents entered into pursuant to the Plan and except as permitted by the Committee in its sole discretion, any shares of Common Stock issued to a Participant who is an Insider may not be sold, assigned, transferred, pledged, encumbered or otherwise disposed of for a six-month period after the Termination Date of the Offering with respect to which they were issued.

     (d) LEGENDS. Each certificate representing shares of Common Stock issued under the Plan to an Insider shall be stamped with a legend in substantially the following form, unless the Committee, in its sole discretion, determines not to require such a legend:

     THE SHARES REPRESENTED BY THIS CERTIFICATE MAY NOT BE SOLD,
     TRANSFERRED, ENCUMBERED, HYPOTHECATED OR OTHERWISE DISPOSED OF ON OR BEFORE [INSERT APPROPRIATE DATE] WITHOUT THE PRIOR WRITTEN CONSENT OF THE COMPANY.


17. AMENDMENT OR TERMINATION. The Plan may be amended by the Board from time to time to the extent that the Board deems necessary or appropriate in light of, and consistent with, Section 423 of the Code; provided, however, that no such amendment shall be effective, without approval of the shareholders of the Company, if shareholder approval of the amendment is then required pursuant to Rule 16b-3 under the Exchange Act or any successor rule or Section 423 of the Code. The Board also may terminate the Plan or the granting of options pursuant to the Plan at any time; provided, however, that the Board shall not have the right to modify, cancel, or amend any outstanding option granted pursuant to the Plan before such termination unless each Participant consents in writing to such modification, amendment or cancellation.

18. NOTICES. All notices or other communications by a Participant to the Company in connection with the Plan shall be deemed to have been duly given when received by the Treasurer of the Company or by any other person designated by the Company for the receipt of such notices or other communications, in the form and at the location specified by the Company.

19. EFFECTIVE DATE OF PLAN. The Plan shall be effective as of June 24, 1992, the date it was adopted by the Board. The Plan has been adopted by the Board subject to shareholder approval, and prior to shareholder approval shares of Common Stock may be issued under the Plan subject to such approval.

20. MISCELLANEOUS. The headings to paragraphs in the Plan have been included for convenience of reference only. The masculine pronoun shall include the feminine and the singular the plural, whenever appropriate. Except as otherwise expressly indicated, all references to paragraphs in the Plan shall be to paragraphs of the Plan. The Plan shall be interpreted and construed in accordance with the laws of the State of Minnesota.

                           AVECOR CARDIOVASCULAR INC.
               THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

    The undersigned hereby appoints ANTHONY BADOLATO and GREGORY J. MELSEN, and each of them, as Proxies, each with full power of substitution, and hereby authorizes each of them to represent and to vote, as designated below, all the shares of Common Stock, $.01 par value, of AVECOR Cardiovascular Inc. held of record by the undersigned on March 13, 1998, at the Annual Meeting of Shareholders to be held on May 7, 1998, or any adjournment thereof.

1.   ELECTION OF DIRECTORS.  FOR all nominees listed    AGAINST all nominees
                             below                      listed below / /
                             (EXCEPT AS MARKED TO THE
                             CONTRARY BELOW) / /

(INSTRUCTION: TO VOTE AGAINST ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THE
                                NOMINEE'S NAME.)

ANTHONY BADOLATO              DAVID W. STASSEN
EDWARD E. STRICKLAND          J. GORDON WRIGHT

2.   PROPOSAL TO AMEND THE COMPANY'S 1991 STOCK INCENTIVE PLAN TO INCREASE THE
     NUMBER OF SHARES OF THE COMPANY'S COMMON STOCK RESERVED FOR ISSUANCE UNDER
     SUCH PLAN BY 450,000 SHARES, FROM 1,050,000 SHARES TO 1,500,000 SHARES.
                         / /  FOR                    / /  AGAINST                    / /  ABSTAIN
3.   PROPOSAL TO AMEND THE COMPANY'S EMPLOYEE STOCK PURCHASE PLAN TO INCREASE
     THE NUMBER OF SHARES OF THE COMPANY'S COMMON STOCK RESERVED FOR ISSUANCE
     UNDER SUCH PLAN BY 125,000 SHARES, FROM 100,000 SHARES TO 225,000 SHARES.
                         / /  FOR                    / /  AGAINST                    / /  ABSTAIN
4.   In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

    THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 2 AND 3, AND FOR ALL NOMINEES NAMED IN PROPOSAL 1 ABOVE. Please sign exactly as name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.
                                              Dated: _____________________, 1998
                                              __________________________________
                                                          Signature
                                              __________________________________
                                                  Signature if held jointly

                                              PLEASE MARK, SIGN, DATE AND RETURN
                                              THE PROXY CARD PROMPTLY USING THE
                                              ENCLOSED ENVELOPE.